AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                              PROSPECTUS SUPPLEMENT
                                      Value
                                  Equity Income
              Investor Class o Institutional Class o Advisor Class
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated May 21, 1997

The disclosure set forth below replaces the paragraph under the heading "Portfolio Lending" found on page 12 of the Investor and Institutional Class Prospectuses and page 14 of the Advisor Class Prospectus:

     "In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The disclosure set forth below replaces the first paragraph under the heading "Short Sales" found on page 12 of the Investor and Institutional Class Prospectuses and page 14 of the Advisor Class Prospectus:

     "A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately."

The disclosure set forth below should be inserted as the second paragraph under the heading "American Century Investments" found on page 14 of the Investor and Institutional Class Prospectuses and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 16 of the Advisor Class Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

The second paragraph under the heading "Investment Management," found on page 24 of the Investor Class Prospectus, pages 22-23 of the Institutional Class Prospectus, and page 20-21 of the Advisor Class Prospectus is deleted.

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9434 9707

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                              PROSPECTUS SUPPLEMENT
                        American Century Real Estate Fund
              Investor Class o Institutional Class o Advisor Class
                         SUPPLEMENT DATED JULY 31, 1997
             Prospectus dated May 21, 1997 (revised June 16, 1997)

The disclosure set forth below replaces the paragraph under the heading "Portfolio Lending" found on page 8 of each Prospectus:

     "In order to realize additional income, the fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The disclosure set forth in the following paragraph should be inserted as the second paragraph under the heading "American Century Investments" found on page 11 of the Investor and Institutional Class Prospectuses and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 11 of the Advisor Class Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

P.O. Box 419200                         [american century logo]
Kansas City, Missouri                        American
64141-6200                                   Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9435 9707

                       STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)

                                  MAY 21, 1997
                              REVISED JULY 31, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                      Value
                                  Equity Income
                                Real Estate Fund

[front cover]


                       STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 21, 1997
                              REVISED JULY 31, 1997

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

This Statement is not a prospectus but should be read in conjunction with the current prospectuses of American Century Capital Portfolios, Inc., and its three series of shares, American Century Value, American Century Equity Income and American Century Real Estate Fund. Each of such prospectuses is dated May 21, 1997. Please retain this document for future reference. To obtain a prospectus, call American Century at 1-800-345-2021 (international calls: 816-531-5575), or write to P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Objectives of the Funds.............................................2
Investment Restrictions....................................................... 2
Forward Currency Exchange Contracts............................................3
Index Futures Contracts........................................................4
An Explanation of Fixed Income Securities Ratings..............................5
Short Sales....................................................................7
Portfolio Turnover ............................................................7
Officers and Directors.........................................................8
Management....................................................................10
Custodians....................................................................11
Independent Auditors..........................................................11
Capital Stock.................................................................11
Multiple Class Structure......................................................11
Taxes.........................................................................14
Brokerage.....................................................................16
Performance Advertising.......................................................17
Redemptions in Kind...........................................................18
Holidays......................................................................18
Financial Statements..........................................................18

Statement of Additional Information                                            1


INVESTMENT OBJECTIVES OF THE FUNDS

     The investment objective of each fund comprising American Century Capital Portfolios, Inc. is described on page 2 of the applicable prospectus. In achieving its objective, a fund must conform to certain policies, some of which are designated in its prospectus or in this Statement of Additional Information as "fundamental" and cannot be changed without shareholder approval. The following paragraph is also a statement of fundamental policy with respect to selection of investments for Value and Equity Income.

     In general, within the restrictions outlined herein, American Century has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the manager's intention that each fund will generally consist of equity securities. However, subject to the specific limitations applicable to a fund, the manager may invest the assets of a fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

     Neither the Securities and Exchange Commission nor any other federal or state agency participates in or supervises the management of the funds or their investment practices or policies.

INVESTMENT RESTRICTIONS

     Additional fundamental policies that may be changed only with shareholder approval provide as follows:

     (1) The funds shall not issue senior securities, except as permitted under the Investment Company Act of 1940.

     (2) The funds shall not borrow money, except that the funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

     (3) The funds shall not lend any security or make any other loan if, as a result, more than 33 1/3% of a fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

     (4) The funds shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the funds from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     (5) The funds shall not act as an underwriter of securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

     (6) The funds shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

     (7) The funds shall not invest for purposes of exercising control over management.

     (8) Value and Equity Income shall not concentrate their investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

     In  addition,   the  funds  have  adopted  the  following   non-fundamental
investment restrictions:

     (1) As an operating policy, a fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

     (2) As an operating policy, a fund may not purchase any security or enter into a repurchase

2                                                   American Century Investments


agreement if, as a result, more than 15% of its net assets (10% for money market funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

     (3) As an operating policy, a fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

     (4) As an operating policy, a fund shall not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     The Investment Company Act imposes certain additional restrictions upon acquisition by the fund of securities issued by insurance companies, brokers, dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership.

     Neither Value nor Equity Income may concentrate their investments in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that the recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.

     Neither the SEC nor any other agency of the federal or state government participates in or supervises the funds' management or their investment practices or policies.

FORWARD CURRENCY EXCHANGE CONTRACTS

     A fund conducts its foreign currency exchange transactions either on a spot (ie., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

     A fund expects to use forward contracts under two circumstances:

     (1) When the manager wishes to "lock in" the U.S. dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or

     (2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract tosell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

     As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

     Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The

Statement of Additional Information                                            3


fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount equal to the value of the forward contracts entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

     The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

     Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

INDEX FUTURES CONTRACTS

     As described in the applicable Prospectus, Value and Equity Income may enter into domestic stock index futures contracts. Unlike when a fund purchases securities, no purchase price for the underlying securities is paid by the fund at the time it purchases a futures contract. When an index futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the fund's custodian for the benefit of the FCM in the event of any default by the fund in the payment of any future obligations.

     The value of the index futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities that comprise the index. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain may be entitled to receive all or a portion of this amount. The FCM may have access to a fund's margin account only under specified conditions of default.

     The funds maintain from time to time a percentage of their assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the funds' investment objectives. The funds may enter into index futures contracts as an efficient means to expose the funds' cash position to the domestic equity market. The manager believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

     The funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. To do so, the aggregate initial margin required to establish such positions may not exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and

4                                                   American Century Investments


unrealized losses on any contracts it has entered into.

     The principal risks generally associated with the use of futures include:

     o the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk);

     o the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter party risk);

     o the risk that the index of securities to which the futures contract relates may go down in value (market risk); and

     o adverse price movements in the underlying index can result in losses substantially greater than the value of a fund's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the funds may not purchase leveraged futures, so there is no leverage risk involved in the funds' use of futures.

     A liquid secondary market is necessary to close out a contract. A fund may seek to manage liquidity risk by investing only in exchange-traded futures. Exchange-traded index futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

     Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, such fund's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

     A fund manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of a fund, that fund may be entitled to the return of margin owed to such fund only in proportion to the amount received by the FCM's other customers. The manager will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the funds do business.

     The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, the movement in market price of index futures contracts will reflect the movement in the aggregate market price of the entire portfolio of securities comprising the index. Since the funds are not index funds, a fund's investment in futures contracts will not correlate precisely with the performance of such fund's other equity investments. However, the manager believes that an investment in index futures will more closely reflect the investment performance of the funds than an investment in U.S. government or other highly liquid, short-term debt securities, which is where the cash position of the funds would otherwise be invested.

     The policy of the manager is to remain fully invested in equity securities. There may be times when the manager deems it advantageous to the funds not to invest excess cash in index futures, but such decision will generally not be the result of an active effort to use futures to time or anticipate market movements in general.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

     As described in the applicable prospectuses, the funds may invest in fixed income securities. With the exception of convertible securities and all fixed income investments of the Real Estate Fund, the funds may invest only in investment grade obligations.

     Fixed income securities ratings provide the investment manager with current assessment of the credit

Statement of Additional Information                                            5


rating of an issuer with respect to a specific fixed income security. The following is a description of the rating categories utilized by the rating services referenced in the prospectus disclosure:

     The following summarizes the ratings used by Standard & Poor's Corporation for bonds:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only to a small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C - The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the ratings used by Moody's Investors Service, Inc. for bonds:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may

6                                                   American Century Investments


be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

     A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

     Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds that are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT SALES

     Value and Equity Income may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

     A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, all or some part of any future losses in the fund's long position in substantially identical securities may not become deductible for tax purposes until all or some part of the short position has been closed.

PORTFOLIO TURNOVER

     In order to achieve each fund's investment objective, the manager will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the funds' rate of portfolio turnover may be substantial.

     The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objective of a fund, even if the same security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of

Statement of Additional Information                                            7


Subchapter M of the Internal Revenue Code, and (2) profits from sales of securities are taxed to shareholders. Subject to those considerations, the corporation will sell a given security, no matter for how long or how short a period it has been held in the portfolio and no matter whether the sale is at a gain or at a loss, if management believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

     When a general decline in security prices is anticipated, a fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, a fund may increase its equity position and decrease its cash position. It should be expected, however, that the funds will, under most circumstances, be essentially fully invested in equity securities and equity equivalents.

     Since investment decisions are based on the anticipated contribution of the security in question to a fund's objectives, management believes that the rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives.

OFFICERS AND DIRECTORS

     The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer below may be contacted is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

     JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of
American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

     JAMES E. STOWERS III,* President, Chief Executive Officer and Director; Chief Executive Officer and Director, American Century Companies, Inc.; President, Chief Executive Officer and Director, American Century Investment Management, Inc. and American Century Services Corporation.

     THOMAS A. BROWN, Director; Chief Executive Officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products.

     ROBERT W. DOERING, M.D., Director; retired, formerly general surgeon.

     D.  D.  (DEL)  HOCK,  Director;   Chairman,  Public  Service  of  Colorado;
Director, Service Tech, Inc. and Hathaway Corporation.

     LINSLEY L. LUNDGAARD, Vice Chairman of the Board and Director; retired; formerly Vice President and National Sales Manager, Flour Milling Division, Cargill, Inc.

     DONALD H. PRATT, Director; President and Director, Butler Manufacturing Company.

     LLOYD T. SILVER JR., Director; President, LSC, Inc., manufacturer's representative.

     M. JEANNINE STRANDJORD, Director; Senior Vice President and Treasurer, Sprint Corporation; Director, DST Systems, Inc.

     WILLIAM M. LYONS, Executive Vice President, Chief Operating Officer, Secretary and General Counsel; President, Chief Operating Officer and General Counsel, American Century Companies, Inc.; Executive Vice President, Chief Operating Officer and General Counsel, American Century Investment Management, Inc. and American Century Services Corporation.

     ROBERT T. JACKSON, Executive Vice President and Principal Financial Officer; Executive Vice President and Treasurer, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation; formerly Executive Vice President, Kemper Corporation.

     MARYANNE ROEPKE, CPA, Vice President, Treasurer

8                                                   American Century Investments


and Principal Accounting Officer; Vice President, American Century Services Corporation.

     PATRICK  A.  LOOBY,  Vice  President;  Vice  President,   American  Century
Services Corporation.

     MERELE A. MAY, Controller.

     The Board of Directors has established four standing committees, the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

     Messrs. Stowers Jr., Stowers III, and Lundgaard constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

     Messrs. Lundgaard (chairman), Doering and Hock and Ms. Strandjord constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent accountants, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent accountants with respect to internal controls and the considerations given or the corrective action taken by management, and reviewing nonaudit services provided by the independent accountants.

     Messrs. Brown (chairman), Pratt and Silver constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including violations thereof.

     The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Lundgaard and Stowers III.

     The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of six of such companies an annual director's fee of $44,000, a fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those Directors who are not "interested persons" who serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses.

     Set forth on page 10 is the aggregate compensation paid for the periods indicated by the corporation and by the American Century family of funds as a whole to each director of the corporation who is not an "interested person" as defined in the Investment Company Act.

                                 Aggregate           Total Compensation from
                                Compensation          the American Century
Director                    from the corporation1       Family of Funds2
-----------------------------------------------------------------------------
Thomas A. Brown                   $2,411                   $46,333
Robert W. Doering, M.D.            2,260                    42,833
Linsley L. Lundgaard               2,436                    46,333
Donald H. Pratt                    2,352                    44,667
Lloyd T. Silver Jr.                2,310                    44,333
M. Jeannine Strandjord             2,310                    43,833
John M. Urie3                      1,318                    37,167
D.D. (Del) Hock                    1,075                     8,833
-----------------------------------------------------------------------------

1Includes compensation actually paid by the corporation during the fiscal year ended March 31, 1997.

2Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1996.

3    Mr. Hock replaced Mr. Urie as a director effective October 31, 1996.

     Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who also are officers of the funds, are paid by the manager.

Statement of Additional Information                                            9


MANAGEMENT

     A description of the responsibilities and method of compensation of the funds' manager, American Century Investment Management, Inc., appears in each Prospectus under the caption "Management."

     During the three most recent fiscal years, the management fees paid by Value and Equity Income were as follows:

FUND                                                    Years Ended March 31,
-----------------------------------------------------------------------------
                           1997               1996             1995
-----------------------------------------------------------------------------
VALUE
 Management fees      $   13,047,153     $  5,747,940      $  1,514,154
 Average net assets    1,307,953,436      590,608,755       151,415,400

EQUITY INCOME
 Management fees        $  1,579,957      $   831,887      $   145,270*
 Average net assets      158,249,137       84,610,230       14,527,000*
-----------------------------------------------------------------------------

* Since inception (August 1, 1994) through March 31, 1995.

     The Advisor Class of Value commenced October 2, 1996, and the Advisor Class of Equity Income commenced March 7, 1997. The management fees shown above include $106,780 paid on Advisor Class shares of Value and $9 paid on Advisor Class shares of Equity Income for the period ended March 31, 1997.

     The management agreements between Value, Equity Income and the Real Estate Fund and the manager shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (ii) by the vote of a majority of the Directors who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

     Each management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of the funds' shareholders, on 60 days' written notice to the manager and that it shall be automatically terminated if it is assigned.

     Each management agreement provides that the manager shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Each management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     The management agreement between the Real Estate Fund and the manager contemplates the retention of a subadvisor by the manager.

     Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. In addition, purchases or sales of the same security may be made for two or more clients on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

     The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives to additional compensation or remuneration as a result of such aggregation.

     In addition to managing the funds the manager is also acting as an investment adviser to twelve institu-

10                                                  American Century Investments


tional accounts and to five registered investment companies: American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century World Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc., and American Century Variable Portfolios, Inc.

     American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to day administration of the funds and the manager pays American Century Services Corporation for such services.

     As stated in each Prospectus, all of the stock of American Century Investment Management, Inc. and American Century Services Corporation is owned by American Century Companies, Inc.

CUSTODIANS

     Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS

     At a meeting held on December 12, 1996, the Board of Directors of the corporation appointed Deloitte & Touche LLP, 1010 Grand Avenue, Suite 400, Kansas City, Missouri 64106 as the independent auditors of the funds to examine the financial statements of the funds for the fiscal year ending March 31, 1998. The appointment of Deloitte & Touche was recommended by the Audit Committee of the Board of Directors. As the independent auditors of the funds, Deloitte & Touche will provide services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual federal income tax return filed for each fund by American Century.

     Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, served as independent auditors for the funds for all fiscal years ending prior to March 31, 1998.

CAPITAL STOCK

     The funds' capital stock is described in the Prospectuses under the heading "Further Information About American Century."

     The corporation currently has two series of shares outstanding, and a third series is planned to be authorized. Each series of shares is further divided into four classes, and the contemplated third series will be divided into three classes. The funds may in the future issue one or more additional series or class of shares without a vote of the shareholders. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profits (or losses) of investment and other assets held for that series or class. Your rights as a shareholder are the same for all series or classes of securities unless otherwise stated. Within their respective series or class, all shares will have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

     In the event of complete liquidation or dissolution of the funds, shareholders of each series or class of shares will be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

     As of May 5, 1997, in excess of 5% of the outstanding shares of either series of the funds were owned of record as follows: Charles Schwab & Co., San Francisco, California, owned 12.5% of Value and 13.7% of Equity Income.

MULTIPLE CLASS STRUCTURE

     The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of shares: an Investor Class, an Institutional Class, a Service Class and an Advisor Class.

     The Investor Class is made available to investors directly by the investment manager through its affiliated broker-dealer, American Century Investment Services, Inc., for a single unified management fee,

Statement of Additional Information                                           11


without any load or commission. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described below), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (also described below). Both plans have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

     Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described beginning on this page.

     In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds (as defined in the Investment Company Act), hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

     All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

SHAREHOLDER SERVICES PLAN

     As described in the Prospectuses, the funds' Service Class of shares is made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain record keeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily net assets of the funds' Service Class shares.

     American Century Investment Services, Inc. enters into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees under the Shareholder Services Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (1) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment medium) of shares and placing purchase, exchange and redemption orders with the Distributor; (2) providing shareholders with a service that invests the assets of their accounts in shares

12                                                  American Century Investments


pursuant to specific or pre-authorized instructions; (3) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (4) providing and maintaining elective services such as check writing and wire transfer services;
(5) acting as shareholder of record and nominee for beneficial owners; (6) maintaining account records for shareholders and/or other beneficial owners; (7) issuing confirmations of transactions; (8) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (9) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(10) providing other similar administrative and sub-transfer agency services; and (11) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

MASTER DISTRIBUTION AND SHAREHOLDER
SERVICES PLAN

     As described in the Prospectuses, the funds' Advisor Class of shares is also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

     As with the Service Class, certain record keeping and administrative services that are provided by the funds' transfer agent of the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

     To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily net assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

     Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (1) the payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (2) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (3) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (4) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (5) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (6) receiving and answering correspondence from prospective shareholders including distributing prospectuses, statements of additional information, and shareholder reports; (7) the providing of facilities to answer questions from prospective investors about fund shares; (8) complying with federal and state securities laws pertaining to the sale of fund shares; (9) assisting investors in completing application forms and selecting dividend and other account options: (10) the providing of other reasonable assistance in connection with the distribution of fund shares; (11) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (12) profit on the foregoing; (13) the

Statement of Additional Information                                           13


payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (14) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

TAXES

     Each fund has elected to be taxed under the Internal Revenue Code as a regulated investment company. If they qualify, they will not be subject to U.S. federal income tax on net investment income and net capital gains, which are distributed to its shareholders within certain time periods specified in the Code. Amounts not distributed on a timely basis would be subject to federal and state corporate income tax and to a nondeductible 4% excise tax.

     Distributions by the funds from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividends received deduction available to corporate shareholders for dividends received from a fund will apply to ordinary income distributions only to the extent that they are attributable to the fund's dividend income from U.S. corporations. In addition, the dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days by a fund.

     Distributions by the funds from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

     Redemption of shares of a fund will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

     In addition to the federal income tax consequences described above relating to an investment in shares of the funds, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effect of this investment on their own situations.

TAXATION OF CERTAIN MORTGAGE REITS

     The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by them with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder

14                                                  American Century Investments


of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations.

TAXATION OF DEBT INSTRUMENTS

     For Federal income tax purposes, debt securities purchased by the funds may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the fund for Federal income tax purposes, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a fund's taxable income. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount for any period is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

     A fund may purchase debt securities at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, at the time of purchase. This additional discount represents market discount for income tax purposes. Generally, market discount is accrued on a daily basis.

     A fund may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

FOREIGN HOLDERS

     A foreign holder is a person or entity that, for U.S. Federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a non-resident fiduciary of a foreign estate or trust. If a distribution of a fund's taxable income (without regard to its net capital gain) to a foreign holder is not effectively connected with a U.S. trade of business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In addition, distributions from the Fund will generally be subject to information reporting.

     If at least 50% of the value of the Real Estate Fund is represented by shares of REITs that are "domestically controlled" within the meaning of Section 897(h) of the Code, or is represented by shares of classes of REIT stock that
(i) represent not more than 5% of such classes and (ii) are "regularly traded on an established securities market" within the meaning of Section 897(c)(3) of the Code, a foreign holder should not be subject to withholding tax under the Foreign Investment in Real Property Tax Act with respect to gain arising from the sale or redemption of units. In addition, based upon advice of counsel as to existing law, the fund does not intend to withhold under FIRPTA on distributions of the fund's net capital gain (designated as capital gain by the fund). Such income generally will not be subject to federal income tax unless the income is effectively connected with a trade or business of such foreign holder in the United States. In the case of a foreign holder who is a non-resident alien individual, however, gain arising from the sale or redemption of shares or distributions of the fund's net capital gain ordinarily will be subject to federal income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of the gain arising from the sale or redemption of units, either the gain is attributable to an office or other fixed place of business maintained by the holder in the

Statement of Additional Information                                           15


United States or the holder has a "tax home" in the United States. In addition, shares held by individual who is not a citizen or resident of the United States at the time of his death will generally be subject to United States federal estate tax.

     The tax consequences to a foreign holder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Holders should consult their own tax advisers to determine whether investment in the Fund is appropriate.

BROKERAGE

     Under the terms of the management agreements between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed below when selecting brokers.

     For brokerage services related to the Real Estate Fund, the manager has delegated responsibility for selecting brokers to execute portfolio transactions to the subadvisor under the terms of the Investment Subadvisory Agreement.

     The manager or the subadvisor, as the case may be, receives statistical and other information and services without cost from brokers and dealers. The manager or the subadvisor evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager and the subadvisor propose to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services provided to the manager and the subadvisor will be in addition to and not in lieu of the services required to be performed for the funds by the manager and subadvisor. Neither the manager nor the subadvisor utilizes brokers who provide such information and services for the purpose of reducing the expense of providing required services to the funds.

     In the years ended March 31, 1997, 1996 and 1995, the brokerage commissions of Value and Equity Income were as follows:

FUND                                                    Years Ended March 31,
-----------------------------------------------------------------------------
                             1997              1996              1995

VALUE                     $4,841,179       $2,929,681          $607,139
EQUITY INCOME                537,710          325,185           51,4271
-----------------------------------------------------------------------------
1Since inception.

     The brokerage commissions paid by the funds may exceed those that another broker might have charged for effecting the same transactions because of the value of the brokerage and/or research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

     The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds normally place their over-the-counter transactions with principal market makers but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

     On occasions when the manager deems the purchase or sale of a security to be in the best interests of the funds as well as other fiduciary accounts, the manager may aggregate the security to be sold or purchased for the fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the manager in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the funds.

16                                                  American Century Investments


PERFORMANCE ADVERTISING

FUND PERFORMANCE

     Individual fund performance may be compared to various indices, including the Standard & Poor's 500 Index, the Consumer Price Index, the Dow Jones Industrial Average and the S&P/Barra Value (with regard to Value), the Lipper Equity Income Fund Index (with regard to Equity Income), and the Morgan Stanley REIT Index, NAREIT Equity-Less Health Care Index , and Wilshire REIT Only Index (with regard to the Real Estate Fund). Fund performance also may be compared to the rankings prepared by Lipper Analytical Services, Inc.

     The following table sets forth the average annual total return of the Investor class of the funds for the periods indicated. Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions. Annualization of a fund's return assumes that the partial year performance will be constant throughout the period. Actual return through the period may be greater or less than the annualized data.

                                                       Average Annual
Value                                                   Total Return
-----------------------------------------------------------------------------
Year ended March 31, 1997                                  15.92%

September 1, 1993 (Inception)
through March 31, 1997                                     17.39%

                                                       Average Annual
Equity Income                                           Total Return
-----------------------------------------------------------------------------
Year Ended March 31, 1997                                  16.24%

August 1, 1994 (Inception)
through March 31, 1997                                     19.78%
-----------------------------------------------------------------------------

     The funds also may elect to advertise cumulative total return and average annual total return, computed as described above, over periods of time other than one, five and 10 years and cumulative total return over various time periods. The following table shows the cumulative total returns and the average annual returns for the Investor Class of the funds since their respective dates of inception.

                            Cumulative Total           Average Annual
Fund                     Return Since Inception         Compound Rate
-----------------------------------------------------------------------------
Value                            77.47%                    17.39%
Equity Income                    61.71%                    19.78%
-----------------------------------------------------------------------------

ADDITIONAL PERFORMANCE COMPARISONS

     Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(R) Index, NAREIT Equity-Less Health Care Index and Wilshire REIT Only Index, and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, USA Today, Realty Stock Review, Changing Times, Institutional Investor, and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the applicable prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

     From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statisti-

Statement of Additional Information                                           17


cal data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks;
(8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

DISTRIBUTION RATES

     In its sales literature, the Real Estate Fund may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the fund even though such option income is not considered investment income under generally accepted accounting principals.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value ,the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

REDEMPTIONS IN KIND

     In order to protect the investments of the remaining shareholders, the funds have adopted a policy regarding large redemptions. That policy is described in detail in the applicable fund prospectuses under the heading "Special Requirements for Large Redemptions."

     The funds have elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the funds will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The securities delivered will be selected at the sole discretion of the manager. Such securities will not necessarily be representative of the entire portfolio and may be securities that the manager regards as least desirable. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in each prospectus under the heading "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS

     The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays and on holidays, namely New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

     The financial statements of the funds for the fiscal year ended March 31, 1997, are included in the Annual Report to shareholders, which is incorporated herein by reference. In addition, the fund's unaudited financial statements for the six months ended

18                                                  American Century Investments


September 30, 1996, are included in the Semiannual Report to shareholders which is incorporated herein by reference. With respect to the unaudited financial statements incorporated herein, all adjustments, in the opinion of management, necessary for a fair presentation of the financial position and results of operation for the periods indicated have been made. The results of operations of the funds for the respective periods indicated are not necessarily indicative of the results for the entire year. You may receive copies of the Annual and Semiannual Reports without charge upon request to the funds at the address and phone numbers shown on the cover of this Statement.

Statement of Additional Information                                           19


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9707           [recycled logo]
SH-BKT-9272       Recycled

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
 Twentieth Century Growth o Twentieth Century Select o Twentieth Century Ultra
              Twentieth Century Vista o Twentieth Century Heritage
              Investor Class o Institutional Class o Advisor Class
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated March 1, 1997

The disclosure set forth below replaces the third sentence of the paragraph under the heading "American Century - Twentieth Century Heritage Fund" on page 2 of each Prospectus:

     "As a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income."

The disclosure set forth below replaces the second and third sentences of the first paragraph under the heading "Select and Heritage" found on page 10 of the Investor and Institutional Class Prospectuses and page 12 of the Advisor Class
Prospectus:

     "Additionally, as a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income. The remaining 20% of the Select fund and 40% of the Heritage fund may be invested in any otherwise permissible securities that the manager believes will contribute to the funds' stated investment objectives."

The disclosure set forth in the following paragraph replaces the paragraph under
the  heading  "Portfolio   Lending"  found  on  page  13  of  the  Investor  and
Institutional Class Prospectuses and page 15 of the Advisor Class Prospectus:

     "In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The disclosure set forth below replaces the first paragraph under the heading "Short Sales" found on page 14 of the Investor and Institutional Class Prospectuses and page 16 of the Advisor Class Prospectus:

     "A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately."

The disclosure set forth in the following paragraph should be inserted as the second paragraph under the heading "American Century Investments" found on page 16 of the Investor and Institutional Class Prospectuses and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 18 of the Advisor Class Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

The second paragraph under the heading "Investment Management," found on page 26 of the Investor Class Prospectus, page 25 of the Institutional Class Prospectus, and page 23 of the Advisor Class Prospectus, is deleted.

P.O. Box 419200               [american century logo]
Kansas City, Missouri              American
64141-6200                         Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9423 9707

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
                           Twentieth Century Giftrust
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated March 1, 1997

The disclosure set forth below replaces the paragraph under the heading "Portfolio Lending" found on page 9 of the Prospectus:

     "In order to realize additional income, the fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The disclosure set forth below replaces the first paragraph under the heading "Short Sales" found on page 10 of the Prospectus:

     "The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately."

The disclosure set forth below should be inserted as the second paragraph under the heading "American Century Investments" found on page 11 of the Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9427 9707

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
     Benham Limited-Term Bond o Benham Intermediate-Term Bond o Benham Bond
                         Investor Class o Advisor Class
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated March 1, 1997

The disclosure set forth below replaces the paragraph under the heading "Portfolio Lending" found on page 12 of each Prospectus:

     "In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The disclosure set forth in the following paragraph should be inserted as the second paragraph under the heading "American Century Investments" found on page 15 of the Investor Class Prospectus and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 15 of the Advisor Class Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

The second paragraph under the heading "Investment Management," found on page 23 of the Investor Class Prospectus and page 18 of the Advisor Class Prospectus, is deleted.

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9426 9707

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
                               Benham Cash Reserve
                         Investor Class o Advisor Class
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated March 1, 1997

The table found on page 4 of the Investor Class Prospectus is deleted and replaced in its entirety with the following:


SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases................................     none
Maximum Sales Load Imposed on Reinvested Dividends.....................     none
Deferred Sales Load....................................................     none
Redemption Fee(1)......................................................     none
Exchange Fee...........................................................     none

ANNUAL OPERATING EXPENSES
(as a percentage of net assets)

Management Fees........................................................    0.60%
12b-1 Fees.............................................................     none
Other Expenses(2)......................................................    0.00%
Total Fund Operating Expenses..........................................    0.60%

EXAMPLE:

You would pay the following expenses on a $1,000                 1 year      $ 6
investment, assuming a 5% annual return and                     3 years       19
redemption at the end of each time period:                      5 years       33
                                                               10 years       75

(1)  Redemption proceeds sent by wire are subject to a $10 processing charge.

(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than .01 of 1% of average net assets for the most recent fiscal year.


The table found on page 4 of the Advisor Class Prospectus is deleted and replaced in its entirety with the following:

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases................................     none
Maximum Sales Load Imposed on Reinvested Dividends.....................     none
Deferred Sales Load....................................................     none
Redemption Fee.........................................................     none
Exchange Fee...........................................................     none

ANNUAL OPERATING EXPENSES
(as a percentage of net assets)

Management Fees........................................................    0.35%
12b-1 Fees(1)..........................................................    0.50%
Other Expenses(2)......................................................    0.00%
Total Fund Operating Expenses..........................................    0.85%

EXAMPLE:

You would pay the following expenses on a $1,000                 1 year    $   9
investment, assuming a 5% annual return and                     3 years       27
redemption at the end of each time period:                      5 years       47
                                                               10 years      105

(1) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services.
     See "Service and Distribution Fees," page 14.

(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.

The disclosure set forth below replaces the paragraph under the heading "Portfolio Lending" found on pages 7-8 of each Prospectus:

     "In order to realize additional income, the fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The disclosure set forth below should be inserted as the second paragraph under the heading "American Century Investments" found on page 10 of the Investor Class Prospectus and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 10 of the Advisor Class
Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

The second paragraph under the heading "Investment Management," found on page 18 of the Investor Class Prospectus and pages 12-13 of the Advisor Class Prospectus is deleted.

The disclosure set forth below replaces the sixth paragraph under the heading "Investment Management" found on page 18 of the Investor Class Prospectus and page 13 of the Advisor Class Prospectus:

     "AMY O'DONNELL, Portfolio Manager, joined American Century in 1988, becoming a member of its portfolio department in 1988. In 1992 she assumed her current position as a Portfolio Manager of three other funds."

The disclosure set forth below replaces the eighth paragraph under the heading "Investment Management" found on page 18 of the Investor Class Prospectus:

     "For the services provided to the fund, the manager receives an annual fee of 0.60% of the average net assets of Cash Reserve."

The disclosure set forth below replaces the eighth paragraph under the heading "Investment Management" found on page 18 of the Advisor Class Prospectus:

     "For the services provided to the fund, the manager receives an annual fee of 0.35% of the average net assets of Cash Reserve."

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9425 9707

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
                            American Century Balanced
              Investor Class o Institutional Class o Advisor Class
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated March 1, 1997

The disclosure set forth below replaces the paragraph under the heading "Portfolio Lending" found on page 9 of each Prospectus:

     "In order to realize additional income, the fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The disclosure set forth below replaces the first paragraph under the heading "Short Sales" found on page 10 of each Prospectus:

     "The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately."

The disclosure set forth below should be inserted as the second paragraph under the heading "American Century Investments" found on page 12 of the Investor Class and Institutional Class Prospectuses and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 12 of the Advisor Class Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

The second paragraph under the heading "Investment Management," found on page 22 of the Investor Class Prospectus, page 21 of the Institutional Class Prospectus, and page 17 of the Advisor Class Prospectus, is deleted.

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9424 9707

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
                       Twentieth Century New Opportunities
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated March 1, 1997

The disclosure set forth below replaces the paragraph under the heading "Portfolio Lending" found on page 9 of the Prospectus:

     "In order to realize additional income, the fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The disclosure set forth below replaces the first paragraph under the heading "Short Sales" found on page 10 of the Prospectus:

     "The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately."

The disclosure set forth below should be inserted as the second paragraph under the heading "American Century Investments" found on page 11 of the Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

The second paragraph under the heading "Investment Management," found on page 21 of the Prospectus, is deleted.

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9428 9707

                                AMERICAN CENTURY
                               MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
                              Short-Term Government
                          Intermediate-Term Government
                         SUPPLEMENT DATED AUGUST 1, 1997
                         Prospectus dated March 1, 1997


The Board of Directors of the funds offered by this Prospectus unanimously agreed to enter into an Agreement and Plan of Reorganization with the American Century Government Income Trust. The Agreement provides for the consolidation of these funds with other American Century funds that have similar investment objectives and policies. The proposed consolidation of funds will not decrease the dollar value of any shareholder's account.

The Agreement was approved by shareholders of the funds at an Annual Meeting of Shareholders held on July 30, 1997. The reorganization is expected to occur on August 30, 1997. Following the reorganization, shareholders of the Short-Term Government Fund will own shares of the Adjustable Rate Government Fund, which will change its name to Short-Term Government Fund, and shareholders of the Intermediate-Term Government Fund will own shares of the Intermediate-Term Treasury Fund, all in the same dollar amount as their shares held in the merging funds at the close of business on the date of the merger.

                            [american century logo]
                                    American
                                  Century(sm)

               P.O. Box 419200 o Kansas City, Missouri 64141-6200

                               Investor Services:
                         1-800-345-2021 or 816-531-5575

                             www.americancentury.com

                   American Century Investment Services, Inc.
                  (C) 1997 American Century Services Corporation

SH-SPL-9429     9708

                                AMERICAN CENTURY
                               MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
                             Limited-Term Tax Exempt
                          Intermediate-Term Tax Exempt
                              Long-Term Tax-Exempt
                         SUPPLEMENT DATED AUGUST 1, 1997
                         Prospectus dated March 1, 1997

The Board of Directors of the funds offered by this Prospectus unanimously agreed to enter into an Agreement and Plan of Reorganization with the American Century Government Income Trust. The Agreement provides for the consolidation of these funds with other American Century funds that have similar investment objectives and policies. The proposed consolidation of funds will not decrease the dollar value of any shareholder's account.

The Agreement was approved by shareholders of the funds at an Annual Meeting of Shareholders held on July 30, 1997. The reorganization is expected to occur on August 30, 1997. Following the reorganization, shareholders of the Limited-Term Tax-Exempt Fund will own shares of the Limited-Term Tax-Free Fund, shareholders of the Intermediate-Term Tax-Exempt Fund will own shares of the Intermediate-Term Tax-Free Fund, and shareholders of Long-Term Tax-Exempt Fund will own shares of the Long-Term Tax-Free Fund, all in the same dollar amount as their shares held in the merging funds at the close of business on the date of the merger.

                            [american century logo]
                                    American
                                  Century(sm)

               P.O. Box 419200 o Kansas City, Missouri 64141-6200

                               Investor Services:
                         1-800-345-2021 or 816-531-5575

                             www.americancentury.com

                   American Century Investment Services, Inc.
                  (C) 1997 American Century Services Corporation

SH-SPL-9430  9707

                       STATEMENT OF ADDITIONAL INFORMATION

                             [american century logo]
                                    American
                                   Century(sm)

                                  March 1, 1997
                              Revised JULY 31, 1997


                                AMERICAN CENTURY
                               MUTUAL FUNDS, INC.

[front cover]

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 1997
                              REVISED JULY 31, 1997


                       AMERICAN CENTURY MUTUAL FUNDS, INC.


This statement is not a prospectus but should be read in conjunction with American Century's current prospectuses dated March 1, 1997. Please retain this document for future reference. To obtain a prospectus, call American Century toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write to P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS


Investment Objectives of the Funds...............................2
Fundamental Policies of the Funds................................2
Additional Investment Restrictions...............................4
Forward Currency Exchange Contracts..............................5
An Explanation of Fixed Income Securities Ratings................6
Short Sales......................................................8
Portfolio Turnover...............................................8
Interest Rate Futures Contracts and Related Options..............9
Municipal Leases................................................12
Officers and Directors..........................................13
Management......................................................15
Custodians......................................................17
Independent Accountants.........................................17
Capital Stock...................................................17
Multiple Class Structure........................................18
Brokerage.......................................................20
Performance Advertising.........................................21
Redemptions in Kind.............................................23
Holidays........................................................23
Financial Statements............................................23


Statement of Additional Information                                            1


INVESTMENT OBJECTIVES OF THE FUNDS

The investment objective of each fund comprising American Century Mutual Funds, Inc. is described on page 2 of the applicable prospectus. One feature of the various series of shares (funds) merits further explanation. As described in the Growth Funds Prospectus, the chief investment difference among Growth, Ultra and Vista, and between Select and Heritage, is the size of the fund, which affects the nature of the investments in the fund's portfolio. A smaller fund tends to be more responsive to changes in the value of its portfolio securities. For example, if a $1,000,000 fund buys $5,000 of stock which then doubles in value, the value of the fund increases by only one-half of 1%. However, if a $100,000 fund buys $5,000 of such stock which then doubles in value, the value of the fund increases by 5%, or at a rate 10 times as great. By the same token, if the value of such stock declines by one-half, the small fund would decline in value by 2.5%, while the larger fund would decline in value by only one-half of 1% or at a rate only one-tenth as great. Thus, a small fund with the same objective as a large fund, and similarly managed, likely will have a greater potential for profit and for loss as well.

FUNDAMENTAL POLICIES OF THE FUNDS

In achieving its objective, a fund must conform to certain fundamental policies that may not be changed without shareholder approval, as follows:

SELECT, HERITAGE, GROWTH, ULTRA, VISTA, GIFTRUST, NEW OPPORTUNITIES AND THE EQUITY INVESTMENTS OF BALANCED

In general, within the restrictions outlined herein, American Century has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. It is the manager's intention that each of these portfolios will generally consist of common stocks. However, the manager may invest the assets of each series in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective. Senior securities that, in the opinion of the manager, are high-grade issues may also be purchased for defensive purposes. [Note: The above statement of fundamental policy gives American Century authority to invest in securities other than common stocks and traditional debt and convertible issues. Though the funds have not made such investments in the past, the manager may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the funds' investment objectives.]

BALANCED

The manager will invest approximately 60% of the Balanced portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. At least 80% of the fixed income assets will be invested in securities that are rated at the time of purchase by a nationally recognized statistical rating organization to be within the three highest categories. The fund may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that management will invest from time to time in bonds and preferred stock convertible into common stock.

CASH RESERVE

The manager will invest the Cash Reserve portfolio in debt securities payable in United States currency. Such securities may be obligations issued or guaranteed by the United States government or its agencies and instrumentalities or obligations issued by corporations and others, including repurchase agreements, of such quality and with such maturities to permit Cash Reserve to be designated as a money market fund and to enable it to maintain a stable offering price per share.

The fund operates pursuant to a rule under the Investment Company Act that permits valuation of portfolio securities on the basis of amortized cost. As required by the rule, the Board of Directors has

2                                                   American Century Investments

adopted procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of sales and redemptions at $1.00. While the day-to-day operation of the fund has been delegated to the manager, the quality requirements established by the procedures limit investments to certain United States dollar-denominated instruments which the board of directors has determined present minimal credit risks and which have been rated in one of the two highest rating categories as determined by a nationally recognized statistical rating organization or, in the case of an unrated security, of comparable quality. The procedures require review of the fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

SHORT-TERM GOVERNMENT FUND AND
INTERMEDIATE-TERM GOVERNMENT FUND

The manager will invest the portfolios of Short-Term Government Fund and Intermediate-Term Government Fund in direct obligations of the United States, such as Treasury bills, Treasury notes and U.S. government bonds, that are supported by the full faith and credit of the United States. The manager may also invest in agencies and instrumentalities of the United States government that are established under the authority of an act of Congress. The securities of some of such agencies and instrumentalities are supported by the full faith and credit of the United States Treasury; others are supported by the right of the issuer to borrow from the Treasury; still others are supported only by the credit of the instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Farm Credit Banks, Federal Home Loan Banks, and Resolution Funding Corporation. Purchase of such securities may be made outright or on a when-issued basis and may be made subject to repurchase agreements.

LIMITED-TERM BOND, INTERMEDIATE-TERM BOND AND BENHAM BOND

The manager will invest the portfolios of the corporate bond funds in high- and medium-grade debt securities payable in United States currency. The funds may invest in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories; corporate, sovereign government and municipal bonds within the four highest categories; securities of the United States government and its agencies and instrumentalities; and other types of securities rated at least P-2 by Moody's or A-2 by S&P. The funds may also purchase securities under repurchase agreements as described in the prospectus and purchase and sell interest rate futures contracts and related options. See "Interest Rate Futures Contracts and Related Options," page 9.

LIMITED-TERM TAX-EXEMPT, INTERMEDIATE-TERM TAX-EXEMPT AND LONG-TERM TAX-EXEMPT

The manager will invest the tax-exempt portfolios in high- and medium-grade securities. At least 80% of each fund's net assets will be invested in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

The two principal classifications of tax-exempt securities are notes and bonds. Tax-exempt notes are of short maturity, generally less than three years, and are issued to provide for short-term capital needs. These include tax anticipation notes and revenue anticipation notes, among others, as well as tax-exempt commercial paper. Tax-exempt bonds, which meet long-term capital needs, generally have maturities longer than one year. The two categories of tax-exempt bonds, general obligation and revenue, may be held by the funds in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a project or facility or from the proceeds of a specific revenue source, but not from the general taxing power. Industrial development revenue bonds are a type of revenue bond secured by payments from a private user, and generally do not

Statement of Additional Information                                            3

enjoy a call upon the resources of the municipality that issued the bond on behalf of the user.

The funds may invest in fixed-, floating- and variable-rate securities. Fixed-rate securities pay interest at the fixed rate until maturity. Floating- and variable-rate securities normally have a stated maturity in excess of one year, but may have a provision permitting the holder to demand payment of principal and interest upon not more than seven days' notice. Floating rates of interest are tied to a percentage of a designated base rate, such as rates on Treasury bills or the prime rate at a major bank, and change whenever the designated rate changes. Variable-rate securities provide for a periodic adjustment in the rate.

For the purpose of determining the maturity of an individual security or the average weighted portfolio maturity of one of the funds, the manager shall consider the maturity to be the shorter of final maturity, the remaining expected average life of a sinking fund bond, the remaining time until a mandatory put date, the time until payment as the result of exercising a put or demand-for-payment option, or the remaining time until the pre-refunding payment date of a security whose redemption on a call date in advance of final maturity is assured through contractual agreement and with high-quality collateral in escrow.

The funds may invest in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows:
short-term notes within the two highest categories, bonds within the four highest categories, and other types of securities rated at least P-2 by Moody's or A-2 by S&P. The funds may invest more than 25% of their assets in industrial development revenue bonds. Each of the funds may invest in interest rate futures contracts and related options. See "Interest Rate Futures Contracts and Related Options," page 9.

BENHAM BOND, LIMITED-TERM TAX-EXEMPT,
INTERMEDIATE-TERM TAX-EXEMPT AND LONG-TERM TAX-EXEMPT

Benham Bond, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt (the funds) may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts for the purpose of hedging against (i) declines or possible declines in the market value of debt securities or (ii) inability to participate in advances in the market values of debt securities at times when the funds are not fully invested in long-term debt securities; provided that, the funds may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a fund's existing futures positions and premiums paid for related options would exceed 5% of the fund's assets.

ADDITIONAL INVESTMENT RESTRICTIONS

Additional fundamental policies that may be changed only with shareholder approval provide as follows:

(1) The funds shall not issue senior securities, except as permitted under the Investment Company Act of 1940.

(2) The funds shall not borrow money, except that the funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

(3) The funds shall not lend any security or make any other loan if, as a result, more than 331/3% of a fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

(4) The funds shall not concentrate their investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

(5) The funds shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investment in securities or other instruments backed by real

4                                                   American Century Investments

estate or securities of companies that deal in real estate or are engaged in the real estate business.

(6) The funds shall not act as an underwriter of securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(7) The funds shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit a fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

(8) The funds shall not invest for purposes of exercising control over management.

In addition, the funds have adopted the following non-fundamental investment restrictions:

(1) As an operating policy, a fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

(2) As an operating policy, a fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (10% for money market funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(3) As an operating policy, a fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

(4) As an operating policy, a fund shall not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The Investment Company Act imposes certain additional restrictions upon acquisition by the corporation of securities issued by insurance companies, brokers, dealers, underwriters or investment advisers, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership. Neither the Securities and Exchange Commission nor any other agency of the federal government participates in or supervises the corporation's management or its investment practices or policies.

The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this standard, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.

Neither the SEC nor any other agency of the federal or state government participates in or supervise the funds' management or their investment practices or policies.

FORWARD CURRENCY EXCHANGE CONTRACTS

The funds conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

The funds expect to use forward contracts under two circumstances:

(1) When the manager wishes to "lock in" the U.S. dollar price of a security when a fund is pur-

Statement of Additional Information                                            5

chasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so;

(2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its fund's portfolio securities either denominated in, or whose value is tied to, such foreign currency.

As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

As described in the applicable prospectus, certain of the funds will have, at any given time, investments in fixed income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the applicable prospectus. The following is a description of the rating categories referenced in the prospectus fund disclosure.

The following summarizes the highest four ratings used by Standard & Poor's Corporation for bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

6                                                   American Century Investments

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

The following summarizes the highest four ratings used by Moody's Investors Service, Inc. for bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Debt which is rated Baa is considered as a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

The rating Prime-1 or P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 or P-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarized the highest rating used by Moody's for short-term notes and variable rate demand obligations:

MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Statement of Additional Information                                           7

SHORT SALES

The common stock funds and the Balanced Fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the fund's long position.

A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the fund owns. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

PORTFOLIO TURNOVER

The portfolio turnover rates of the funds are shown in the Financial Highlights table in the prospectuses.

With respect to each series of shares, the manager will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objective of the series, even if the same security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code, and (2) profits from sales of securities are taxed to shareholders as ordinary income. Subject to those considerations, the corporation will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the manager believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, these funds have followed the practice of remaining essentially fully invested in equity securities.

Since investment decisions are based on the anticipated contribution of the security in question to the corporation's objectives, the manager believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives, and the corporation's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

Since the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past

8                                                   American Century Investments

should not be considered as a representation of the rates which will be attained in the future.

INTEREST RATE FUTURES CONTRACTS AND RELATED
OPTIONS

Limited-Term Bond, Intermediate-Term Bond, Benham Bond, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt (the funds) may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

A fund will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that American Century Investment Management, Inc. (manager) anticipates that it may wish to include in the portfolio of a fund. A fund may sell a future or write a call or purchase a put on a future if the manager anticipates that a general market or market sector decline may adversely affect the market value of any or all of the fund's holdings. A fund may buy a future or purchase a call or sell a put on a future if the manager anticipates a significant market advance in the type of securities it intends to purchase for the fund's portfolio at a time when the fund is not invested in debt securities to the extent permitted by its investment policies. A fund may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

The "sale" of a debt future means the acquisition by the fund of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the fund of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the fund of an obligation to take delivery of such an amount of cash.

Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or a gain.

When a fund writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a fund has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract, which means that it is required to deliver the underlying securities. When the fund purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.

If a fund writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the

Statement of Additional Information                                            9

initial margin deposit.

For options sold, the fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

A fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

Changes in variation margin are recorded by a fund as unrealized gains or losses. Initial margin payments will be deposited in the fund's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, a fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The funds do not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the funds intend to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position. Similar market liquidity risks occur with respect to options.

The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that a fund might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The funds must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC Rule) adopted by the Commodity Futures Trading Commission under the Commodity Exchange Act to be eligible for the exclusion provided by the CFTC Rule from registration by the fund with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions a fund will not, as to any positions, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the fund's assets after taking into account unrealized profits and losses on options the fund has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) Under the restrictions, a fund also must, as to short positions, use futures contracts and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to its long positions that are used as part of a fund's portfolio strategy and are incidental to the fund's activities in the underlying cash market, the "underlying commodity value" (see below) of the fund's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. (There are described above the segregated accounts that a fund must maintain with its custodian bank as to its options and

10                                                  American Century Investments

futures contracts activities due to Securities and Exchange Commission requirements. The fund will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements.) The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.

Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the funds and the funds' inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The manager will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, a fund may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where a fund has sold futures contracts to hedge its

Statement of Additional Information                                          11

securities against a decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indexes upon which the futures contracts are based.

Where bond index futures are purchased to hedge against a possible increase in the price of bonds before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

The risks of investment in options on bond indexes may be greater than options on securities. Because exercises of bond index options are settled in cash, when a fund writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund exercising the option must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

MUNICIPAL LEASES

The tax-exempt funds may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, management

12                                                  American Century Investments

will consider: (i) the credit quality of the obligor, (ii) whether the underlying property is essential to a governmental function, and (iii) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the funds' board of directors for purposes of complying with the funds' investment restrictions. In determining the liquidity of a lease obligation, the manager will consider: (1) the frequency of trades and quotes for the lease obligation, (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers, (3) dealer undertakings to make a market in the lease obligation,
(4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer, (5) whether the lease obligation is of a size that will be attractive to institutional investors, (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefore, and (7) such other factors as the manager may determine to be relevant to such determination.

OFFICERS AND DIRECTORS

The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the fund's investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer listed below may be contacted is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

JAMES E. STOWERS III,* President, Chief Executive Officer and Director; Chief Executive Officer and Director, American Century Companies, Inc.; President, Chief Executive Officer and Director, American Century Investment Management, Inc. and American Century Services Corporation.

THOMAS A. BROWN, Director; Chief Executive Officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products.

ROBERT W. DOERING, M.D., Director; retired, formerly general surgeon.

D. D. (DEL) HOCK, Director; Chairman, Public Service Company of Colorado; Director, Service Tech, Inc. and Hathaway Corporation.

LINSLEY L. LUNDGAARD, Vice Chairman of the Board and Director; retired; formerly Vice President and National Sales Manager, Flour Milling Division, Cargill, Inc.

DONALD H. PRATT, Director; President and Director, Butler Manufacturing Company.

LLOYD  T.  SILVER  JR.,   Director;   President,   LSC,   Inc.,   manufacturer's
representative.

M. JEANNINE STRANDJORD, Director; Senior Vice President and Treasurer, Sprint Corporation; Director, DST Systems, Inc.

WILLIAM M. LYONS, Executive Vice President, Chief Operating Officer, Secretary and General Counsel; President, Chief Operating Officer and General Counsel, American Century Companies, Inc.; Executive Vice President, Chief Operating Officer and General Counsel, American Century Investment Management, Inc. and American Century Services Corporation.

ROBERT T. JACKSON, Executive Vice President and Principal Financial Officer; Executive Vice President and Treasurer, American Century Companies, Inc.,
American Century Investment Management, Inc. and American Century Services Corporation; formerly Executive Vice President, Kemper Corporation.

MARYANNE ROEPKE, CPA, Vice President, Treasurer and Principal Accounting Officer; Vice President, American Century Services Corporation.

Statement of Additional Information                                           13

PATRICK A. LOOBY, Vice President; Vice President, American Century Services Corporation.

MERELE A. MAY, Controller.

C. JEAN WADE, CPA, Controller.

The Board of Directors has established four standing committees, the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

Messrs. Stowers Jr., Stowers III, and Lundgaard constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

Messrs. Lundgaard (chairman), Doering and Hock and Ms. Strandjord constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent accountants, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent accountants with respect to internal controls and the considerations given or the corrective action taken by management, and reviewing nonaudit services provided by the independent accountants.

Messrs. Brown (chairman), Pratt and Silver constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including violations thereof.

The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (Chairman), Lundgaard and Stowers III.

The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of all Twentieth Century investment companies an annual director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those Directors who are not "interested persons" and serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses. Set forth below is the aggregate compensation paid for the periods indicated by the funds and by the American Century family of funds as a whole to each Director who is not an "interested person" as defined in the Investment Company Act.

                               Aggregate           Total Compensation from
                              Compensation          the American Century
Director                  from the corporation1       Family of Funds2
--------------------------------------------------------------------------------
Thomas A. Brown                 40,880.74                  45,000
Robert W. Doering, M.D.         38,046.00                  41,500
Linsley L. Lundgaard            41,179.13                  45,000
Donald H. Pratt                 39,388.80                  43,333
Lloyd T. Silver Jr.             39,388.80                  43,000
M. Jeannine Strandjord          39,388.80                  42,500
John M. Urie3                   41,179.13                  37,167
Del Hock3                           0                       7,500
--------------------------------------------------------------------------------

1Includes compensation actually paid by the corporation during the fiscal year ended October 31, 1996.

2Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1996.

3Del Hock replaced Jack Urie as an independent director effective October 31, 1996.

The corporation has adopted the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors. Under the Plan, the non-interested person Directors may defer receipt of all or any part of the fees to be paid to them for serv-

14                                                  American Century Investments

ing as Directors of the corporation.

Under the Plan, all deferred fees are credited to an account established in the name of the participating Directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the participating Director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a participating Director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Director, all remaining deferred fee account balances are paid to the Director's beneficiary or, if none, to the Director's estate.

The Plan is an unfunded plan and, accordingly, American Century has no obligation to segregate assets to secure or fund the deferred fees. The rights of Directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the corporation. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.

No deferred fees were paid to any participating Directors under the Plan during the fiscal year ended October 31, 1995.

Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who are also officers of the funds, are paid by the manager.

MANAGEMENT

A description of the responsibilities and method of compensation of the funds' investment manager, American Century Investment Management, Inc., appears in each Prospectus under the caption, "Management."

During the three most recent fiscal years, the management fees paid to the manager were as follows:

FUND                                                              Years Ended October 31,
-------------------------------------------------------------------------------------------
                                        1996                  1995                  1994
-------------------------------------------------------------------------------------------
SELECT
   Management fees         $      39,305,054      $     40,918,896          $ 46,147,911
   Average net assets          3,935,124,830         4,100,172,070         4,616,441,587
HERITAGE
   Management fees                10,572,605             8,900,956             8,238,322
   Average net assets          1,065,351,654           899,947,177           822,480,118
GROWTH
   Management fees                47,632,557            45,713,727            43,916,916
   Average net assets          4,789,339,586         4,575,064,437         4,404,299,518
   Ultra
   Management fees               162,207,777           113,284,379            91,474,921
   Average net assets         16,286,747,712        11,330,063,925         9,149,558,371
VISTA
   Management fees                20,199,050            11,104,694             7,226,302
   Average net assets          2,041,214,251         1,123,979,069           732,311,586
GIFTRUST
   Management fees                 7,161,935             3,840,425             1,875,098
   Average net assets            731,222,156           389,827,724           189,487,155

FUND                                                              Years Ended October 31,
-------------------------------------------------------------------------------------------
                                        1996                  1995                  1994
-------------------------------------------------------------------------------------------
BALANCED
   Management fees               $ 8,345,585           $ 7,303,148           $ 6,861,248
   Average net assets            844,937,283           743,379,550           687,079,027
CASH RESERVE
   Management fees                 9,593,595             9,546,843            10,282,495
   Average net assets          1,375,448,677         1,367,481,447         1,294,838,404
SHORT-TERM GOVERNMENT FUND
   Management fees                 2,570,178             2,708,850             3,611,805
   Average net assets            370,206,942           387,845,926           447,658,784
INTERMEDIATE-TERM
GOVERNMENT FUND
   Management fees                   179,763               104,141                19,566
   Average net assets             24,215,896            14,092,947             3,821,083
LIMITED-TERM
TAX-EXEMPT
   Management fees                205,918(1)                     0                     0
   Average net assets             53,836,145            59,645,970            57,545,359
INTERMEDIATE-TERM
TAX-EXEMPT
   Management fees                   484,914               471,159               537,893
   Average net assets             81,296,908            78,781,379            89,751,385
LONG-TERM TAX-EXEMPT
   Management fees                   352,945               317,622               361,732
   Average net assets             59,479,341            53,244,618            60,383,665
LIMITED-TERM BOND
   Management fees                    52,116                40,530                17,509
   Average net assets              7,680,716             5,906,790             3,690,814
INTERMEDIATE-TERM BOND
   Management fees                   108,870                59,552                17,532
   Average net assets             14,807,295             8,128,357             3,458,399
BENHAM BOND
   Management fees                 1,148,428             1,038,120             1,233,251
   Average net assets            146,071,676           132,239,065           141,750,838
-------------------------------------------------------------------------------------------
1Net of fees waived by the manager.

Statement of Additional Information                                           15

The Advisor Class of Ultra and Vista commenced operations on October 2, 1996. The management fees shown above include $7,146 paid on Advisor Class shares of Ultra and $3,127 paid on Advisor Class shares of Vista for the 29 day period ended October 31, 1996.

The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution, or until the first meeting of shareholders following such execution, and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors, or by the vote of a majority of the outstanding votes (as defined in the Investment Company Act), and (ii) by the vote of a majority of the Directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

The management agreement provides that the manager shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Certain investments may be appropriate for one or more funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients or series in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

On January 31, 1997, the manager was acting as an investment advisor to 12 institutional accounts with an aggregate value of $498,426,343. While each of these clients has unique investment restrictions and guidelines, some have all elected to have their portfolios managed in a manner similar to the portfolio of either Growth or Select. Accordingly, anytime a security is being bought or sold for the Growth or Select funds, it may also be bought or sold for some or all of such institutional accounts. The manager anticipates acquiring additional such accounts in the future.

American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services. The payments by the manager to American Century Services Corporation for the years ending October 31, 1996, 1995 and 1994 have been, respectively, $118,664,664, $100,504,910 and $139,895,701.

As stated in each prospectus, all of the stock of American Century Services Corporation and American Century Investment Management, Inc. is owned by American Century Companies, Inc.

16                                                  American Century Investments

CUSTODIANS

Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT ACCOUNTANTS

At a meeting held on December 12, 1996, the Board of Directors of the corporation appointed Deloitte & Touche LLP, 1010 Grand Avenue, Kansas City, Missouri 64106, as the independent auditors of the funds to examine the financial statements of the funds for the fiscal year ending October 31, 1997. The appointment of Deloitte & Touche was recommended by the Audit Committee of the Board of Directors. As the independent auditors of the funds, Deloitte & Touche will provide services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual federal income tax return filed for each fund by American Century.

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, served as independent auditors for the funds for the period ended October 31, 1996.

CAPITAL STOCK

The funds' capital stock is described in the prospectuses under the caption, "Further Information About American Century."

American Century may in the future issue additional series or class of shares without a vote of shareholders. The assets belonging to each series or classes of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series or class. Your rights as a shareholder are the same for all series or class of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully-paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

In the event of complete liquidation or dissolution of American Century, shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

As of January 31, 1997, in excess of 5% of the outstanding shares of the following funds were owned of record by:

NAME OF                    SHAREHOLDER
FUND                       AND PERCENTAGE
--------------------------------------------------------------------------
Growth                     Nationwide Life Insurance Company
                           Columbus, Ohio -- 13.0%

Ultra                      Charles Schwab & Co.
                           San Francisco, California -- 8.7%

Vista                      Charles Schwab & Co.-- 6.9%

Heritage                   Charles Schwab & Co.-- 6.2%

                           Bankers Trust Company as trustee for Kraft
                           General Foods -- 11.3%

Limited-Term
Tax-Exempt                 Twentieth Century Companies, Inc.-- 14.5%

Long-Term
Tax-Exempt                 Twentieth Century Companies, Inc.-- 6.7%

Limited-Term Bond          Twentieth Century Companies, Inc.-- 38.3%


NAME OF                    SHAREHOLDER
FUND                       AND PERCENTAGE
--------------------------------------------------------------------------
Intermediate-Term
Bond                       Twentieth Century Companies, Inc.-- 17.6%

                           The Chase Manhattan Bank as Trustee for
                           Gza Geo Environmental Inc. Restated
                           401(k) Profit Sharing Plan and Trust
                           New York, New York -- 6.8%

                           The Chase Manhattan Bank as trustee for
                           Fujisawa USA Inc. Savings and Retirement
                           Plan Trust New York, New York -- 5.2%

Short-Term
Government Fund            Nationwide Life Insurance Company-- 10.2%

Intermediate-Term
Government Fund            The Chase Manhattan Bank as Trustee for
                           Robert Bosch Corporation Star Plan and Trust
                           New York, New York -- 14.1%

New Opportunities          Trustees of Twentieth Century Profit Sharing and
                           401(k) Savings Distribution Reinvested Plan and
                           Trust -- 6.2%
--------------------------------------------------------------------------

Statement of Additional Information                                           17

MULTIPLE CLASS STRUCTURE

The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of funds: an Investor Class, an Institutional Class, a Service Class and an Advisor Class. Not all funds offer all four classes.

The Investor Class is made available to investors directly by the investment manager through its affiliated broker-dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described below), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (also described below). Both plans have been adopted by the funds' board of directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act.

RULE 12-B1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described below.

In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds (as defined in the 1940 Act), hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

SHAREHOLDER SERVICES PLAN

As described in the Prospectuses, the funds' Service Class of shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily assets of the funds' Service Class shares.

18                                                  American Century Investments

American  Century  Investment  Services,  Inc. (the  "Distributor")  enters into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees received under the Shareholder Services Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (a) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the Distributor; (b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (d) providing and maintaining elective services such as check writing and wire transfer services;
(e) acting as shareholder of record and nominee for beneficial owners; (f) maintaining account records for shareholders and/or other beneficial owners; (g) issuing confirmations of transactions; (h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (i) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(j) providing other similar administrative and sub-transfer agency services; and
(k) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

As described in the Prospectuses, the funds' Advisor Class of shares are also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

As with the Service Class, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay the Distributor a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services  may  include  but  are  not  limited  to,  (a) the  payment  of  sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (b) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales litera-

Statement of Additional Information                                           19

ture and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares;
(i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (n) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

BROKERAGE

SELECT, HERITAGE, GROWTH, ULTRA, VISTA, GIFTRUST AND THE EQUITY INVESTMENTS OF BALANCED

Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed under this caption when selecting brokers.

The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investment portfolios of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the manager. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

In the years ended October 31, 1996, 1995 and 1994, the brokerage commissions of each fund were as follows:

                               Years Ended October 31,
-------------------------------------------------------------------------
FUND                       1996              1995             1994
-------------------------------------------------------------------------
SELECT               $8,157,658       $11,363,976      $14,844,437
HERITAGE              3,093,265         3,180,082        3,620,144
GROWTH               10,712,208        13,577,767       10,144,618
ULTRA                22,985,927        18,911,590       19,240,703
VISTA                 2,246,175         1,750,665        1,895,400
GIFTRUST                886,460           571,349          588,145
BALANCED              1,038,530           875,207          979,903
-------------------------------------------------------------------------

In 1996, $49,120,223 of the total brokerage commissions was paid to brokers and dealers who provided information and services on transactions of $56,023,070,599 (92% of all transactions).

The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place its over-the-counter transactions with principal market

20                                                  American Century Investments

makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

CASH RESERVE, SHORT-TERM GOVERNMENT FUND, INTERMEDIATE-TERM GOVERNMENT FUND, LIMITED-TERM BOND, INTERMEDIATE-TERM BOND, BENHAM BOND, LIMITED-TERM TAX-EXEMPT, INTERMEDIATE-TERM TAX-EXEMPT, LONG-TERM TAX-EXEMPT AND THE FIXED INCOME INVESTMENTS OF BALANCED

Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers and dealers to execute portfolio transactions. In many transactions, the selection of the broker or dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection of broker or dealer is a function of the selection of market and the negotiation of price, as well as the broker's general execution and operational and financial capabilities in the type of transaction involved. The manager will seek to obtain prompt execution of orders at the most favorable prices or yields. The manager may choose to purchase and sell portfolio securities to and from dealers who provide services or research, statistical and other information to the funds and to the manager. Such information or services will be in addition to and not in lieu of the services required to be performed by the manager, and the expenses of the manager will not necessarily be reduced as a result of the receipt of such supplemental information.

PERFORMANCE ADVERTISING

Individual fund performance may be compared to various indices including the Standard & Poor's 500 Index, the Dow Jones Industrial Average, Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 21/2-year CD rates.

EQUITY FUNDS

The following table sets forth the average annual total return of the equity funds and Balanced for the one-, five- and 10-year periods (or period since inception) ended October 31, 1996, the last day of the funds' fiscal year. Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions.

                                                      From
Fund        1 year       5 year      10 year    Inception1
---------------------------------------------------------------
SELECT      19.76%        9.67%       11.27%            --
HERITAGE    10.44%       13.27%           --        15.57%
GROWTH       8.18%        9.32%       13.56%            --
ULTRA       10.79%       15.62%       19.92%            --
VISTA        6.96%       14.61%       14.67%            --
GIFTRUST     9.72%       24.31%       21.71%            --
BALANCED    14.04%        8.50%           --        12.21%
---------------------------------------------------------------

1Data from inception shown for funds that are less than 10 years old.

The funds may also advertise average annual total return over periods of time other than one, five and 10 years and cumulative total return over various time periods.

The following table shows the cumulative total return of the equity funds and Balanced since their respective dates of inception. The table also shows annual compound rates for Growth and Select from June 30, 1971, which corresponds with the funds' implementation of its current investment philosophy and practices and for all other funds from their respective dates of inception (as noted previously) through October 31, 1996.

                   Cumulative Total        Average Annual
Fund            Return Since Inception     Compound Rate
---------------------------------------------------------------
SELECT                 4776.98%               16.58%
HERITAGE                266.32%               15.57%
GROWTH                 6728.19%               18.14%
ULTRA                  1051.37%               17.70%
VISTA                   442.07%               13.96%
GIFTRUST               1109.27%               21.26%
BALANCED                152.24%               12.21%
---------------------------------------------------------------

Statement of Additional Information                                           21

FIXED INCOME FUNDS AND BALANCED

Cash Reserve. The yield of Cash Reserve is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

Based upon these methods of computation, the yield and effective yield for Cash Reserve for the seven days ended October 31, 1996, the last seven days of the fund's fiscal year, was 4.74% and 4.85%, respectively.

Other Fixed Income Funds and Balanced. Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

The following table sets forth yield quotations for the fixed income funds (other than Cash Reserve) and Balanced for the 30-day period ended October 31, 1996, the last day of the fiscal year pursuant to computation methods prescribed by the SEC.

                                                                   Intermediate-
   Short-Term        Intermediate-Term       Limited-Term              Term
Government Fund       Government Fund           Bond                   Bond
--------------------------------------------------------------------------------
     5.36%                5.68%                 5.55%                 6.31%
--------------------------------------------------------------------------------


                                  Intermediate-
  Benham        Limited-Term          Term            Long-Term        Balanced
   Bond          Tax-Exempt        Tax-Exempt        Tax-Exempt
--------------------------------------------------------------------------------
   6.30%            3.69%             4.34%             4.80%            2.29%
--------------------------------------------------------------------------------

The following table sets forth tax-equivalent yields for the Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and the Long-Term Tax-Exempt funds for the 30-day period ended October 31, 1996. The example assumes a 36% tax rate. The tax-equivalent yield is computed as follows:

            tax-
         equivalent  =  tax-exempt yield   +   non tax-exempt yield
                      ---------------------
            yield       1-assumed tax rate


         Tax-Exempt       Tax-Exempt        Tax-Exempt
         Short-Term    Intermediate-Term     Long-Term
--------------------------------------------------------------
            5.77%            6.78%             7.50%
--------------------------------------------------------------

The fixed income funds may also elect to advertise cumulative total return and average annual total return, computed as described above.

The table below shows the cumulative total return and the average annual total return of the fixed income funds since their respective dates of inception (as noted below) through October 31, 1996.

                               Cumulative
                              Total Return      Average Annual    Date of
FUND                         Since Inception     Total Return    Inception
--------------------------------------------------------------------------------
SHORT-TERM
GOVERNMENT FUND                  167.78%             7.36%       12/15/82

INTERMEDIATE-TERM
GOVERNMENT FUND                  15.01%              5.38%        3/1/94

LIMITED-TERM BOND                14.77%              5.30%        3/1/94

INTERMEDIATE-TERM BOND           16.74%              5.97%        3/1/94

BENHAM BOND                      104.68%             7.69%        3/2/87

LIMITED-TERM
TAX-EXEMPT                       16.40%              4.23%        3/1/93

INTERMEDIATE-TERM
TAX-EXEMPT                       74.65%              5.94%        3/2/87

LONG-TERM TAX-EXEMPT             94.55%              7.13%        3/2/87
--------------------------------------------------------------------------------

22                                                  American Century Investments

ADDITIONAL PERFORMANCE COMPARISONS

Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(R) Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, USA Today, and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the Prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

REDEMPTIONS IN KIND

The funds' policy with regard to redemptions in excess of the lesser of one half of 1% of a fund's assets or $250,000 from its equity funds and Balanced is described in the applicable fund prospectus under the heading "Special Requirements for Large Redemptions."

The funds have elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing portfolio securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus under the caption "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS

The funds do not determine the net asset value of its shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays, and on holidays, namely New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

The financial statements of the various series of shares of American Century (other than New Opportunities) for the fiscal year ended October 31, 1996, are included in the annual report to shareholders, which is incorporated herein by reference. You may receive copies of the report without charge upon request to American Century at the address and phone number shown on the cover of this Statement of Additional Information.

Statement of Additional Information                                           23

The unaudited financial statements of Twentieth Century New Opportunities for the period from December 26, 1996 (inception) to January 31, 1997 are included in this Statement of Additional Information. While the financial statements respecting such fund contained herein are unaudited, in the opinion of the manager, all adjustments necessary for a fair presentation of the financial position and the results of operation at January 31, 1997 and for the period from December 26, 1996 (inception) to January 31, 1997, have been made. The results of operations for the period indicated are not necessarily indicative of the results for an entire year.

24                                                  American Century Investments

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                                         NEW
JANUARY 31, 1997 (Unaudited)                                                        OPPORTUNITIES

ASSETS
Investment securities, at value (identified cost of $119,093,317) (Note 3)..........$119,847,813
Cash................................................................................  5,029,586
Receivable for capital shares sold..................................................    124,235
Dividends and interest receivable...................................................      2,340
                                                                                    ------------
                                                                                    125,003,974
                                                                                    ------------

LIABILITIES

Payable for investments purchased................................................... 21,621,743
Accrued management fees (Note 2)....................................................     44,058
Other liabilities...................................................................        128
                                                                                    ------------
                                                                                     21,665,929
                                                                                    ------------
Net Assets Applicable to Outstanding Shares.........................................$103,338,045
                                                                                    ============

CAPITAL SHARES, $.01 PAR VALUE

Authorized..........................................................................100,000,000
                                                                                    ============
Outstanding......................................................................... 20,840,529
                                                                                    ============
Net Asset Value Per Share...........................................................      $4.96
                                                                                    ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus).............................................$103,044,301
Undistributed net investment income.................................................     27,913
Accumulated undistributed net realized (loss) from investment transactions..........  (488,665)
Net unrealized appreciation on investments (Note 3).................................    754,496
                                                                                    ------------
                                                                                    $103,338,045

See Notes to Financial Statements

Statement of Additional Information                                           25

                             STATEMENT OF OPERATIONS

                                                                                         NEW
DECEMBER 26, 1996 (INCEPTION) THROUGH JANUARY 31, 1997 (Unaudited)                  OPPORTUNITIES


INVESTMENT INCOME

INCOME:
     Interest......................................................................     $70,129
     Dividends.....................................................................       2,340
                                                                                    ------------
                                                                                         72,469
                                                                                    ------------
EXPENSES:
     Management fees (Note 2)......................................................      44,428
     Directors' fees and expenses..................................................         128
                                                                                    ------------
                                                                                         44,556
                                                                                    ------------
NET INVESTMENT INCOME..............................................................      27,913
                                                                                    ------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3)

     Net realized (loss)...........................................................   (488,665)
     Change in net unrealized appreciation.........................................     754,496
                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................................     265,831
                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................    $293,744

See Notes to Financial Statements

26                                                 American Century Investments

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         NEW
DECEMBER 26, 1996 (INCEPTION) THROUGH JANUARY 31, 1997 (Unaudited)                  OPPORTUNITIES


Increase in Net Assets

OPERATIONS

Net investment income..............................................................     $27,913
Net realized (loss) on investments ................................................   (488,665)
Change in net unrealized appreciation on investments ..............................     754,496
                                                                                    ------------
Net increase in net assets resulting from operations...............................     293,744
                                                                                    ------------


CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold.......................................................... 103,105,758
Payments for shares redeemed.......................................................    (61,457)
                                                                                    ------------
Net increase in net assets from capital share transactions......................... 103,044,301
                                                                                    ------------

Net increase in net assets......................................................... 103,338,045

NET ASSETS

Beginning of period................................................................          --
                                                                                    ------------
End of period......................................................................$103,338,045
                                                                                    ============

Undistributed net investment income................................................     $27,913
                                                                                    ============
TRANSACTIONS IN SHARES OF THE FUND

Sold ..............................................................................  20,852,883
Redeemed...........................................................................    (12,354)
                                                                                    ------------
Net increase....................................................................... $20,840,529

See Notes to Financial Statements


Statement of Additional Information                                           27


                          NOTES TO FINANCIAL STATEMENTS


JANUARY 31, 1997 (Unaudited)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Twentieth Century New Opportunities (the Fund) is one of the seventeen series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income, less foreign taxes withheld (if any), is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collaterized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

SUPPLEMENTARY INFORMATION -- Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

28                                                 American Century Investments

                          NOTES TO FINANCIAL STATEMENTS

2. TRANSACTIONS WITH RELATED PARTIES

The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.5%.

3. INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased (excluding short-term investments) for the period December 26, 1996 (inception) through January 31, 1997, totaled $90,556,978 for common stocks. Proceeds from investment securities sold (excluding short-term investments) totaled $2,065,528 for common stocks. As of January 31, 1997, accumulated net unrealized appreciation on investments was $754,496, consisting of unrealized appreciation of $2,651,084 and unrealized depreciation of $1,896,588. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

4. AFFILIATED COMPANY TRANSACTIONS

A summary of transactions for each issuer who is or was an affiliate at or during the period December 26, 1996 (inception) through January 31, 1997, follows:

                                                January 31, 1997
                                                ----------------
ISSUER                        PURCHASE        SHARE        MARKET
                                COST         BALANCE       VALUE
--------------------------------------------------------------------
Brightpoint, Inc.          $  2,238,278      80,300   $  2,263,456
NBTY Inc.                     1,687,018      82,400      1,761,300
Pomeroy Computer
Resources, Inc.               1,761,427      53,900      1,677,638
Rational Software Corp.       3,269,444     113,200      2,851,225
Teledata Communication Ltd.   1,715,977      64,500      1,685,063
--------------------------------------------------------------------
                            $10,672,144                $10,238,682
--------------------------------------------------------------------

Statement of Additional Information                                           29



P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962
Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)
9707           [recycled logo]
SH-BKT-9274       Recycled

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

                              PROSPECTUS SUPPLEMENT
                 Strategic Allocation: Conservative o Strategic
            Allocation: Moderate o Strategic Allocation: Aggressive
                         Investor Class o Advisor Class
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated April 1, 1997

The disclosure set forth below replaces the first paragraph under the heading "Short Sales" found on page 14 of the Investor Class Prospectus and page 15 of the Advisor Class Prospectus:

     "A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately."

The disclosure set forth in the following paragraph should be inserted as the second paragraph under the heading "American Century Investments" found on page 16 of the Investor Class Prospectuses and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 17 of the Advisor Class Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

The second paragraph under the heading "Investment Management," found on page 26 of the Investor Class Prospectus and pages 21-22 of the Advisor Class Prospectus is deleted.

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9433 9707

                       STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)

                                  APRIL 1, 1997
                              Revised JULY 31, 1997


                                    AMERICAN
                                     CENTURY
                                      GROUP


                       STRATEGIC ALLOCATION: CONSERVATIVE
                         STRATEGIC ALLOCATION: MODERATE
                        STRATEGIC ALLOCATION: AGGRESSIVE

[front cover]

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 1997
                              REVISED JULY 31, 1997



               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.


This statement is not a prospectus but should be read in conjunction with the current Prospectus of American Century Strategic Asset Allocations, Inc., dated April 1, 1997. Please retain this document for future reference. To obtain the Prospectus, call American Century toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS


Investment Objectives of the Funds...........................2
Additional Investment Restrictions...........................2
Forward Currency Exchange Contracts..........................3
Futures Contracts............................................4
An Explanation of Fixed Income Securities Ratings............5
Investing in Emerging Market Countries.......................7
Short Sales..................................................7
Portfolio Turnover...........................................7
Officers and Directors.......................................8
Management..................................................10
Custodians..................................................11
Independent Auditors........................................11
Capital Stock...............................................11
Multiple Class Structure....................................12
Taxes.......................................................14
Brokerage...................................................14
Performance Advertising.....................................15
Redemptions in Kind.........................................16
Holidays....................................................16
Financial Statements........................................16


Statement of Additional Information                                            1


INVESTMENT OBJECTIVES OF THE FUNDS

The investment objective of each fund comprising American Century Strategic Asset Allocations, Inc. is described on page 2 of the Prospectus. In seeking to achieve its objective, a fund must conform to certain policies, some of which are designated in the Prospectus or in this Statement of Additional Information as "fundamental" and cannot be changed without shareholder approval. The following paragraph is also a statement of fundamental policy with respect to selection of investments.

In general, within the restrictions outlined herein, each series has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below.

ADDITIONAL INVESTMENT RESTRICTIONS

Additional fundamental policies that may be changed only with shareholder approval provide as follows:

(1) The funds shall not issue senior securities, except as permitted under the Investment Company Act of 1940.

(2) The funds shall not borrow money, except that the funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

(3) The funds shall not lend any security or make any other loan if, as a result, more than 331/3% of a fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

(4) The funds shall not concentrate their investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

(5) The funds shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the funds from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or any engaged in the real estate business.

(6) The funds shall not act as an underwriter of securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(7) The funds shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

(8) The funds shall not invest for purposes of exercising control over management.

In addition, the funds have adopted the following non-fundamental investment restrictions:

(1) As an operating policy, a fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

(2) As an operating policy, a fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (10% for money market funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(3) As an operating policy, a fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

2                                                   American Century Investments

(4) As an operating policy, a fund shall not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The Investment Company Act imposes certain additional restrictions upon acquisition by the funds of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership.

The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this standard, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.

Neither the SEC nor any other agency of the federal or state government participates in or supervises the funds' management or their investment practices or policies.

FORWARD CURRENCY EXCHANGE CONTRACTS

The funds conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

Each fund expects to use forward contracts under two circumstances:

(1) When the manager wishes to "lock in" the U.S. dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or

(2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, such foreign currency.

As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such

Statement of Additional Information                                            3

foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

FUTURES CONTRACTS

As described in the Prospectus, each fund may enter into futures contracts. Unlike when a fund purchases securities, no purchase price for the underlying securities is paid by the fund at the time it purchases a futures contract. When a futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the fund's custodian for the benefit of the FCM in the event of any default by the fund in the payment of any future obligations.

The value of a futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain is generally entitled to receive all or a portion of this amount.

The funds maintain from time to time a percentage of their assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the funds' investment objectives. The funds may enter into index futures contracts as an efficient means to expose the funds' cash position to the domestic equity market. The manager believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

The funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. To do so, the aggregate initial margin required to establish such positions may not exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

The principal risks generally associated with the use of futures include:

o the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk);

o the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter-party risk);

o the risk that the securities to which the futures contract relates may go down in value (market risk); and

o adverse price movements in the underlying securities can result in losses substantially

4                                                   American Century Investments

greater than the value of a fund's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the funds may not purchase leveraged futures, so there is no leverage risk involved in the funds' use of futures.

A liquid secondary market is necessary to close out a contract. The funds may seek to manage liquidity risk by investing in exchange-traded futures. Exchange-traded futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, such fund's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

The funds manage counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of a fund, that fund may be entitled to the return of margin owed to such fund only in proportion to the amount received by the FCM's other customers. The manager will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the funds do business.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

As described in the Prospectus, the funds may invest in fixed income securities. The fixed income securities that comprise part of a fund's bond portfolio will primarily be limited to investment grade obligations, provided, that Strategic
Allocation:  Moderate  may  invest  up  to  5%  of  its  assets,  and  Strategic
Allocation: Aggressive may invest up to 10% of its assets, in high yield securities. In addition, each fund may invest a portion of its equity portfolio in convertible securities, which may be rated below investment grade (but not below B- by S&P or B3 by Moody's).

Fixed income securities ratings provide the manager with current assessment of the credit rating of an issuer with respect to a specific fixed income security. The following is a description of the rating categories utilized by the rating services referenced in the Prospectus disclosure:

The following summarizes the ratings used by Standard & Poor's Corporation for bonds:

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA--Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only to a small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate

Statement of Additional Information                                           5

capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C--The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the ratings used by Moody's Investors Service, Inc. for bonds:

Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa--Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded, during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B--Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

6                                                   American Century Investments

Caa--Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds that are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

In the event any of a fund's fixed income securities are downgraded from one category to another by a securities ratings agency, the manager intends to evaluate the reasons for such downgrade and other available information regarding the issuer and will take action it deems appropriate regarding whether or not to continue holding such securities.

INVESTING IN EMERGING MARKET COUNTRIES

Strategic Allocation: Moderate and Strategic Allocation: Aggressive may invest a portion of their international holdings in securities of issuers in emerging market countries. Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature, and political systems that can be expected to be less stable than those of developed countries.

Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation confiscatory taxation or in certain instances, reversion to closed-market, centrally planned economics. Such countries may also have less protection of property rights than developed countries.

The economies of emerging market countries may be predominantly based on only a few industries or may be dependent on revenues from particular commodities or on international aid of developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.

SHORT SALES

A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the fund's long position in substantially identical securities may not become deductible for tax purposes until all or some part of the short position has been closed.

Statement of Additional Information                                            7

PORTFOLIO TURNOVER

With respect to each series of shares, the manager will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be greater than other investment companies with similar investment objectives.

The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objective of a fund, even if the same security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal
Revenue Code, and (2) profits from sales of securities are taxed to shareholders. Subject to those considerations, a fund will sell a given security, no matter for how long or how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the manager believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

When a general decline in securities prices is anticipated, a fund may decrease its position in such category and increase its position in one or both of the other asset categories, and when a rise in price levels is anticipated, a fund may increase its position in such category and decrease its position in the other categories. However, the funds will, under most circumstances, be essentially fully invested within the operating ranges set forth in the Prospectus.

Since investment decisions are based on the anticipated contribution of the security in question to a fund's objectives, the manager believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives, and a fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

Since the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

OFFICERS AND DIRECTORS

The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer listed below may be contacted is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

JAMES E. STOWERS III,* President, Chief Executive Officer and Director; Chief Executive Officer and Director, American Century Companies, Inc.; President, Chief Executive Officer and Director, American Century Investment Management, Inc. and American Century Services Corporation.

THOMAS A. BROWN, Director; Chief Executive Officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products.

ROBERT W. DOERING, M.D., Director; retired, formerly general surgeon.

D. D. (DEL) HOCK, Director; Chairman, Public Service Company of Colorado; Director, Service Tech, Inc. and Hathaway Corporation.

8                                                   American Century Investments

LINSLEY L. LUNDGAARD, Vice Chairman of the Board and Director; retired, formerly Vice President and National Sales Manager, Flour Milling Division, Cargill, Inc.

DONALD H. PRATT, Director; President and Director, Butler Manufacturing Company.

LLOYD  T.  SILVER  JR.,   Director;   President,   LSC,   Inc.,   manufacturer's
representative.

M. JEANNINE STRANDJORD, Director; Senior Vice President and Treasurer, Sprint Corporation; Director, DST Systems, Inc.

WILLIAM M. LYONS, Executive Vice President, Chief Operating Officer, Secretary and General Counsel; President, Chief Operating Officer and General Counsel, American Century Companies, Inc.; Executive Vice President, Chief Operating Officer and General Counsel, American Century Investment Management, Inc. and American Century Services Corporation.

ROBERT T. JACKSON, Executive Vice President and Principal Financial Officer; Executive Vice President and Treasurer, American Century Companies, Inc.,
American Century Investment Management, Inc. and American Century Services Corporation; formerly Executive Vice President, Kemper Corporation.

MARYANNE ROEPKE, CPA, Vice President, Treasurer and Principal Accounting Officer; Vice President, American Century Services Corporation.

PATRICK A. LOOBY, Vice President; Vice President, American Century Services Corporation.

Merele A. May, Controller.

The Board of Directors has established four standing committees: the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

Messrs. Stowers Jr., Stowers III and Lundgaard constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

Messrs. Lundgaard (chairman), Doering and Hock and Ms. Strandjord constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent auditors, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent auditors with respect to internal controls and the considerations given or the corrective action taken by management and reviewing nonaudit services provided by the independent auditors.

Messrs. Brown (chairman), Pratt and Silver constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including any violations thereof.

The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Lundgaard and Stowers III.

The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of all six of such companies an annual director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those directors who are not "interested persons" and serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses. Set forth below is the aggregate compensation paid for the periods indicated by the funds and by the American Century family of funds as a whole to each Director who is not an "interested person" as defined in the Investment Company Act.

Statement of Additional Information                                            9

                          Aggregate      Total Compensation from
                         Compensation      the American Century
Director             from the corporation1   Family of Funds2
---------------------------------------------------------------------
Thomas A. Brown              $243                 $46,333
Robert W. Doering, M.D.       225                 42,833
Linsley L. Lundgaard          244                 46,333
Donald H. Pratt               234                 44,667
Lloyd T. Silver, Jr.          233                 44,333
M. Jeannine Strandjord        231                 43,833
John M. Urie3                 216                 37,167
D. D. (Del) Hock3             27                   8,833
---------------------------------------------------------------------
1Includes compensation actually paid by the corporation from February 15, 1996 through November 30, 1996.

2Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1996.

3Mr. Hock replaced Mr. Urie as an independent director effective October 31, 1996.

Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who also are officers of the funds, are paid by the manager.

MANAGEMENT

A description of the responsibilities and method of compensation of the funds' investment manager, American Century Investment Management, Inc., appears in the Prospectus under the caption "Management."

During the period ended November 30, 1996, the management fees paid to the manager were as follows:

                                       For the period ended
FUND                                     November 30, 1996
-------------------------------------------------------------
STRATEGIC ALLOCATION: CONSERVATIVE
   Management fees                         $       118,774
   Average net assets                           16,741,548

STRATEGIC ALLOCATION: MODERATE
   Management fees                                 292,871
   Average net assets                           34,070,475

STRATEGIC ALLOCATION: AGGRESSIVE
   Management fees                                 217,333
   Average net assets                           24,464,346
-------------------------------------------------------------

The Advisor Class of the funds commenced operations on October 2, 1996. The management fees shown above include $4,575 paid on Advisor Class shares of Strategic Allocation: Conservative, $9,815 paid on Advisor Class shares of
Strategic Allocation: Moderate and $8,332 paid on Advisor Class shares of Strategic Allocation: Aggressive for the 59 day period ended November 30, 1996.

The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (ii) by the vote of a majority of the Directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

The management agreement provides that the manager shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its

10                                                  American Century Investments

other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

In addition to managing the funds, on February 28, 1997, the manager was also acting as an investment adviser to 12 institutional accounts and to five registered investment companies, American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc.,
American Century Variable Portfolios, Inc. and American Century Capital Portfolios, Inc.

American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services.

As stated in the Prospectus, all of the stock of American Century Services Corporation and American Century Investment Management, Inc. is owned by American Century Companies, Inc.

CUSTODIANS

The Chase Manhattan Bank, 770 Broadway, 10th floor, New York, New York 10003-9598 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS

At a meeting held on December 12, 1996, the Board of Directors of the corporation appointed Deloitte & Touche LLP, 1010 Grand Avenue, Kansas City, Missouri 64106, as the independent auditors of the funds to examine the financial statements of the funds for the fiscal year ending November 30, 1997. The appointment of Deloitte & Touche was recommended by the Audit Committee of the Board of Directors. As the independent auditors of the funds, Deloitte & Touche will provide services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual federal income tax return filed for each fund by American Century.

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, served as independent auditors for the funds for the period ended November 30, 1996.

CAPITAL STOCK

The funds' capital stock is described in the Prospectus under the heading "Further Information About American Century."

The corporation currently has three series of shares outstanding. Each series of shares is further divided into three classes. The funds may in the future issue one or more additional series or class of shares without a vote of the shareholders. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profits (or losses) of investment and other assets held for that series or class. Your rights as a shareholder are the same for all series or classes of securities unless otherwise stated. Within their respective series or class, all shares will have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

In the event of complete liquidation or dissolution of the funds, shareholders of each series or class of shares will be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

As of February 28, 1997, in excess of 5% of the outstanding shares of the following funds were owned of record by:

Statement of Additional Information                                           11

NAME OF                             SHAREHOLDER
FUND                                AND PERCENTAGE
-------------------------------------------------------------------------
Strategic Allocation:
Conservative                 American Century Companies, Inc.-- 33.5%

                             The Chase Manhattan Bank NA Trustee
                             GEC-USA Employees Savings and Investment
                             Trust -- 17.8%

                             James B. Anderson Trustee American Chamber of Commerce Executives Amended & Restated MPP Plan and Trust -- 6.2%

Strategic Allocation:
Moderate                     The Chase Manhattan Bank NA Trustee GEC-
                             USA Employees Savings and Investment
                             Trust -- 20.7%
-------------------------------------------------------------------------

NAME OF                             SHAREHOLDER
FUND                                AND PERCENTAGE
-------------------------------------------------------------------------
Strategic Allocation:
Moderate UMB Bank NA Trustee Lincare Inc. Employees Salary Reduction Thrift Plan and Trust -- 5.7%

                             Chase Manhattan Bank NA Trustee Hazeltine
                             Corporation and Subsidiaries Companies
                             Ret/Savings Plan and Trust -- 5.1%

Strategic Allocation:
Aggressive                   The Chase Manhattan Bank NA Trustee GEC-
                             USA Employees Savings and Investment
                             Trust -- 22.3%

                             James B. Anderson Trustee American Chamber
                             of Commerce Executives Amended & Restated
                             MPP Plan and Trust -- 5.5%
-------------------------------------------------------------------------

MULTIPLE CLASS STRUCTURE

The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the Securities and Exchange Commission ("SEC"). Pursuant to such plan, the funds may issue up to three classes of shares: an Investor Class, a Service Class and an Advisor Class.

The Investor Class is made available to investors directly by the investment manager through its affiliated broker dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described below), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (also described below). Both plans have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described below.

In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds (as defined in the Investment Company Act), hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

12                                                 American Century Investments

SHAREHOLDER SERVICES PLAN

As described in the Prospectus, the funds' Service Class of shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily net assets of the funds' Service Class shares.

American  Century  Investment  Services,  Inc. (the  "Distributor")  enters into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees under the Shareholder Services Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (1) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment medium) of shares and placing purchase, exchange and redemption orders with the Distributor; (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (4) providing and maintaining elective services such as check writing and wire transfer services;
(5) acting as shareholder of record and nominee for beneficial owners; (6) maintaining account records for shareholders and/or other beneficial owners; (7) issuing confirmations of transactions; (8) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (9) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(10) providing other similar administrative and sub-transfer agency services; and (11) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

As described in the Prospectus, the funds' Advisor Class of shares are also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

As with the Service Class, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily net assets of the funds' Advisor Class shares, 0.25% of which is

Statement of Additional Information                                           13

paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services  may  include  but  are  not  limited  to,  (1) the  payment  of  sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (2) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (3) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (4) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (5) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (6) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (7) the providing of facilities to answer questions from prospective investors about fund shares; (8) complying with federal and state securities laws pertaining to the sale of fund shares; (9) assisting investors in completing application forms and selecting dividend and other account options; (10) the providing of other reasonable assistance in connection with the distribution of fund shares; (11) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (12) profit on the foregoing; (13) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (14) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.

TAXES

Each fund has elected to be taxed under  Subchapter  M of the  Internal  Revenue
Code as a regulated investment company. If they qualify, they will not be subject to U.S. federal income tax on net ordinary income and net capital gains, which are distributed to its shareholders within certain time periods specified in the Code. Amounts not distributed on a timely basis would be subject to federal and state corporate income tax and to a nondeductible 4% excise tax.

Distributions by the funds from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividends received deduction available to corporate shareholders for dividends received from a fund will apply to ordinary income distributions only to the extent that they are attributable to the fund's dividend income from U.S. corporations. In addition, the dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days by a fund.

Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

Redemption of shares of a fund will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

In addition to the federal income tax consequences described above relating to an investment in shares of the funds, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax


14                                                  American Century Investments

advisors with respect to the effect of this investment on their own situations.

BROKERAGE

Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed under this caption when selecting brokers.

The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of the services required to be performed by the manager. The manager does not utilize brokers who provide such information and services for the purpose of reducing the expense of providing required services to the funds.

In the period from February 15, 1996 (inception) through November 30, 1996, brokerage commissions paid by each fund were as follows:

                                               Period ended
Fund                                         November 30, 1996
-------------------------------------------------------------------------
Strategic Allocation: Conservative               $22,060
Strategic Allocation: Moderate                     81,203
Strategic Allocation: Aggressive                   74,216
-------------------------------------------------------------------------

The brokerage commissions paid by the funds may exceed those that another broker might have charged for effecting the same transactions because of the value of the brokerage and/or research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds normally place their over-the-counter transactions with principal market makers but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

PERFORMANCE ADVERTISING

FUND PERFORMANCE

Individual fund performance may be compared to various indices including the Standard & Poor's (S&P) 500 Index, the Dow Jones Industrial Average, the Lehman Aggregate Bond Index and the Three-Month Treasury Bill Index.

Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. The following table sets forth the cumulative total return since inception for the Investor Class of the funds for the period from February 15, 1996 through November 30, 1996. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distribution. Annualization of a fund's return assumes that the partial year performance will be constant throughout the period. Actual return through the period may be greater or less than the annualized data.

Fund                                 Cumulative Total Return1
------------------------------------------------------------------
Strategic Allocation: Conservative             7.02%
Strategic Allocation: Moderate                 9.91%
Strategic Allocation: Aggressive              10.60%
------------------------------------------------------------------
1For the period February 15, 1996 (inception) through November 30, 1996.

The funds also may elect to advertise cumulative total return and average annual total return, computed

Statement of Additional Information                                           15

as described above, over periods of time other than one, five and 10 years and cumulative total return over various time periods.

ADDITIONAL PERFORMANCE COMPARISONS

Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. Standard & Poor's Corporation, Shearson Lehman Brothers, Inc., J. P. Morgan & Company, Salomon Brothers, Inc., the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, Donoghue's Money Fund Average, the Bank Rate Monitor National Index of 21/2-year CD rates, IFC Global Composite Index, and to composite indices consisting of two or more of the above to more accurately reflect fund holdings, and to data prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., and to the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, U.S.A. Today, and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the Prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders:

(1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging);

(2)  discussions of general economic trends;

(3)  presentations of statistical data to supplement such discussions;

(4) descriptions of past or anticipated portfolio holdings for one or more of the funds;

(5)  descriptions of investment strategies for one or more of the funds;

(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds). which may or may not include the funds;

(7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks;

(8)  discussions   of  fund   rankings   or   ratings  by   recognized   ratings
     organizations; and

(9) testimonials describing the experience of persons that have invested in one or more of the funds.

The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

REDEMPTIONS IN KIND

The funds' policy with regard to large redemptions is described in detail in the Prospectus under the heading "Special Requirements for Large Redemptions."

The funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The securities delivered will be selected at the sole discretion of the manager and will not necessarily be representative of the entire portfolio and will be securities that the manager regards as least desirable. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus under the heading "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS

The funds do not determine the net asset value of its shares on days when the New York Stock Exchange

16                                                 American Century Investments

is closed. Currently, the Exchange is closed on Saturdays and Sundays and on holidays, namely New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

The financial statements of the funds for the period February 15, 1996 (inception) to November 30, 1996, are included in the annual report to shareholders for that period which is incorporated herein by reference. You may receive copies of the annual report without charge upon request to the funds at the address and phone number shown on page 1 of this Statement of Additional Information.

Statement of Additional Information                                           17

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962
Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9707           [recycled logo]
SH-BKT-9275       Recycled

                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT
                              International Growth
                             International Discovery
              Investor Class o Institutional Class o Advisor Class
                         SUPPLEMENT DATED JULY 31, 1997
                         Prospectus dated April 1, 1997

The disclosure set forth below replaces footnote (4) found on page 4 of the Investor Class Prospectus:

"(4) International Growth pays an annual management fee of 1.50% of the first $1 billion of average net assets, 1.20% of the next $1 billion of average net assets, and 1.10% of average net assets over $2 billion, and International Discovery pays an annual management fee of 1.75% of the first $500 million of average net assets, 1.40% of the next $500 million of average net assets, and 1.20% of average net assets over $1 billion."

The disclosure set forth below replaces the first paragraph under the heading "Short Sales" found on page 13 of the Investor and Institutional Class Prospectuses and page 14 of the Advisor Class Prospectus:

     "A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately."

The disclosure set forth in the following paragraph should be inserted as the second paragraph under the heading "American Century Investments" found on page 15 of the Investor and Institutional Class Prospectuses and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 16 of the Advisor Class Prospectus:

     "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

The second paragraph under the heading "Investment Management," found on page 25 of the Investor Class Prospectus, page 24 of the Institutional Class Prospectus, and page 21 of the Advisor Class Prospectus, is deleted.

The ninth and tenth paragraphs under the heading "Investment Management," found on pages 25-26 of the Investor Class Prospectus is deleted.

P.O. Box 419200                    [american century logo]
Kansas City, Missouri                   American
64141-6200                              Century(sm)
1-800-345-2021 or 816-531-5575

SH-SPL-9431 9707

                       STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)

                                  APRIL 1, 1997
                              REVISED JULY 31, 1997

                                    TWENTIETH
                                     CENTURY
                                    GROUP(R)

                              INTERNATIONAL GROWTH
                             INTERNATIONAL DISCOVERY
                                EMERGING MARKETS


[front cover]



                      STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 1, 1997
                             REVISED JULY 31, 1997

                   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     This Statement is not a prospectus but should be read in conjunction with the current Prospectus of American Century World Mutual Funds, Inc., dated April 1, 1997. Please retain this document for future reference. To obtain the Prospectus, call American Century toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write to P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Objectives of the Funds......................................2
Additional Investment Restrictions......................................2
Forward Currency Exchange Contracts.....................................3
An Explanation of Fixed Income Securities Ratings.......................4
Short Sales.............................................................6
Portfolio Turnover......................................................6
Officers and Directors..................................................7
Management..............................................................8
Custodians..............................................................9
Independent Auditors....................................................9
Capital Stock...........................................................10
Multiple Class Structure................................................10
Taxes...................................................................12
Brokerage...............................................................13
Performance Advertising.................................................14
Redemptions in Kind.....................................................15
Holidays................................................................15
Financial Statements....................................................15

Statement of Additional Information                                            1




INVESTMENT OBJECTIVES OF THE FUNDS

     The investment objective of each fund comprising American Century World Mutual Funds, Inc. is described on page 2 of the Prospectus. In seeking to achieve its objective, a fund must conform to certain policies, some of which are designated in the Prospectus or in this Statement of Additional Information as "fundamental" and cannot be changed without shareholder approval. The following paragraph is also a statement of fundamental policy with respect to selection of investments.

     In general, within the restrictions outlined herein, each series has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the manager's intention that each fund will generally consist of common stocks. However, the manager may invest the assets of a fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

ADDITIONAL INVESTMENT RESTRICTIONS

     Additional fundamental policies that may be changed only with shareholder approval provide as follows:

     (1) The funds shall not issue senior securities, except as permitted under the Investment Company Act of 1940.

     (2) The funds shall not borrow money, except that the funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

     (3) The funds shall not lend any security or make any other loan if, as a result, more than 331/3% of a fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

     (4) The funds shall not concentrate their investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

     (5) The funds shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     (6) The funds shall not act as an underwriter of securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

     (7) The funds shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

     (8) The funds shall not invest for purposes of exercising control over management.

     In  addition,   the  funds  have  adopted  the  following   non-fundamental
investment restrictions:

     (1) As an operating policy, a fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

     (2) As an operating policy, a fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.


2                                                 American Century Investments



     (3) As an operating policy, a fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

     (4) As an operating policy, a fund shall not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     The Investment Company Act imposes certain additional restrictions upon acquisition by the funds of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership.

     The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this standard, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.

     Neither the SEC nor any other agency of the federal or state government participates in or supervises the funds' management or their investment practices or policies.

FORWARD CURRENCY EXCHANGE CONTRACTS

     The funds conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

     Each fund expects to use forward contracts under two circumstances:

     (1) When the manager wishes to "lock in" the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or

     (2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, such foreign currency.

     As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

     Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines,

Statement of Additional Information                                            3




additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

     The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

     Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

     As described in the Prospectus, the funds may invest in fixed income securities. International Growth may invest only in investment-grade obligations, while International Discovery and the Emerging Markets Fund may invest in bonds, corporate debt securities and governmental obligations without regard to credit quality restrictions if such obligations are determined by the manager to be sound investments.

     Fixed income securities ratings provide the manager with a current assessment of the credit rating of an issuer with respect to a specific fixed income security. The following is a description of the rating categories utilized by the rating services referenced in the Prospectus disclosure.

     The following summarizes the ratings used by Standard & Poor's Corporation for bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only to a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest

4                                                   American Century Investments




and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the ratings used by Moody's Investors Service, Inc. for bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment some time in the future.

     Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics, as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded, during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded


Statement of Additional Information                                            5




as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT SALES

     A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the fund's long position.

     A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the fund owns. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

PORTFOLIO TURNOVER

     In order to achieve its investment objective, the manager will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

     The funds intend to purchase a given security whenever management believes it will contribute to the stated objective of a fund, even if the same security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code, and (2) profits from sales of securities are taxed to shareholders as ordinary income. Subject to those considerations, the corporation will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the management believes that it is not fulfilling its purpose, either because, among other things, it did not live up to management's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

     When a general decline in security prices is anticipated, a fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, a fund may increase its equity position and decrease its cash position. However, it should be expected that each fund will, under most circumstances, be essentially fully invested in equity securities.

     Since investment decisions are based on the anticipated contribution of the security in question to a fund's objectives, the rate of portfolio turnover is irrelevant when the manager believes a change is in order to achieve those objectives, and a fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.


6                                                   American Century Investments




     Since the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

OFFICERS AND DIRECTORS

     The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer below may be contacted is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

     JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of
American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

     JAMES E. STOWERS III,* President, Chief Executive Officer and Director; Chief Executive Officer and Director, American Century Companies, Inc.; President, Chief Executive Officer and Director, American Century Investment Management, Inc. and American Century Services Corporation.

     THOMAS A. BROWN, Director; Chief Executive Officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products.

     ROBERT W. DOERING, M.D., Director; retired, formerly general surgeon.

     D. D. (DEL) HOCK, Director; Chairman, Public Service Company of Colorado; Director, ServiceTech, Inc. and Hathaway Corporation.

     LINSLEY L. LUNDGAARD, Vice Chairman of the Board and Director; retired; formerly Vice President and National Sales Manager, Flour Milling Division, Cargill, Inc.

     DONALD H. PRATT, Director; President and Director, Butler Manufacturing Company.

     LLOYD T. SILVER JR., Director; President, LSC, Inc., manufacturer's representative.

     M. JEANNINE STRANDJORD, Director; Senior Vice President and Treasurer, Sprint Corporation; Director, DST Systems, Inc..

     WILLIAM M. LYONS, Executive Vice President, Chief Operating Officer, Secretary and General Counsel; President, Chief Operating Officer and General Counsel, American Century Companies, Inc.; Executive Vice President, Chief Operating Officer and General Counsel, American Century Investment Management, Inc. and American Century Services Corporation.

     ROBERT T. JACKSON, Executive Vice President and Principal Financial Officer; Executive Vice President and Treasurer, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation; formerly Executive Vice President, Kemper Corporation.

     MARYANNE ROEPKE, CPA, Vice President, Treasurer and Principal Accounting Officer; Vice President, American Century Services Corporation.

     PATRICK  A.  LOOBY,  Vice  President;  Vice  President,   American  Century
Services Corporation.

     ROBERT J. LEACH, CPA, Controller.

     The Board of Directors has established four standing committees: the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

     Messrs. Stowers Jr., Stowers III and Lundgaard constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

     Messrs.   Lundgaard  (chairman),   Doering  and  Hock  and  Ms.  Strandjord
constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' inde-


Statement of Additional Information                                            7




pendent auditors, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent auditors with respect to internal controls and the considerations given or the corrective action taken by management and reviewing nonaudit services provided by the independent auditors.

     Messrs. Brown (chairman), Pratt and Silver constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including any violations thereof.

     The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Lundgaard and Stowers III.

     The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of all six of such companies an annual director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those directors who are not "interested persons" and serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses.

     Set forth below is the aggregate compensation paid for the periods indicated by the funds and by the American Century family of funds as a whole to each Director who is not an "interested person" as defined in the Investment Company Act.

                                      Aggregate      Total Compensation from
                              Compensation from         the American Century
Director                        the Corporation1             Family of Funds2
--------------------------------------------------------------------------------
Thomas A. Brown                           $2,120                      $46,333
Robert W. Doering, M.D.                    1,968                       42,833
Linsley L. Lundgaard                       2,128                       46,333
Donald H. Pratt                            2,044                       44,667
Lloyd T. Silver Jr.                        2,036                       44,333
M. Jeannine Strandjord                     2,014                       43,833
John M. Urie3                              1,884                       37,167
D. D. (Del) Hock3                           ,236                        8,833
--------------------------------------------------------------------------------

1 Includes compensation paid by the corporation for the fiscal year ended November 30, 1996.

2 Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1996.

3   Mr. Hock replaced Mr. Urie as a director effective October 31, 1996.

     Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who are also officers of the funds, are paid by the manager.

MANAGEMENT

     A description of the responsibilities and method of compensation of the funds' investment manager, American Century Investment Management, Inc., appears in the Prospectus under the caption, "Management."

     During the fiscal years ended November 30, 1996, 1995 and 1994, the management fees paid by International Growth to the manager were $21,271,619, $21,967,586 and $22,155,449 on average net assets of $1,289,561,744,
$1,240,949,990 and $1,205,407,244. During the fiscal years ended November 30, 1996 and 1995, and the period from April 1, 1994 (inception) through November 30, 1994, the management fees paid by International Discovery to the manager were $4,421,277, $2,260,979 and $957,116 on average net assets of $235,583,979,
$113,067,308 and $71,587,570.

     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for


8                                                   American Century Investments




as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors, or by the vote of a majority of the outstanding votes (as defined in the Investment Company Act), and (ii) by the vote of a majority of the Directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the manager shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. In addition, purchases or sales of the same security may be made for two or more clients on the same date. Such transactions will be allocated among clients in a manner believed by Investors Research to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

     The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the funds, on February 28, 1997, the manager was acting as an investment advisor to 12 institutional accounts and to five registered investment companies, American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc. and American Century
Variable Portfolios, Inc.

     American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services.

     As stated in the Prospectus, all of the stock of American Century Services Corporation and American Century Investment Management, Inc. is owned by American Century Companies, Inc.

CUSTODIANS

     UMB Bank, N.A., 10th and Grand, Kansas City, Missouri 64105, and Commerce Bank, N.A. 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS

At a meeting held on December 12, 1996, the Board of Directors of the corporation appointed Deloitte & Touche LLP, 1010 Grand Avenue, Kansas City, Missouri


Statement of Additional Information                                            9




64106, as the independent auditors of the funds to examine the financial statements of the funds for the fiscal year ending November 30, 1997. The appointment of Deloitte & Touche was recommended by the Audit Committee of the Board of Directors. As the independent auditors of the funds, Deloitte & Touche will provide services including (1) audit of the annual financial statements,
(2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund by American Century.

     Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, served as independent auditors for the funds for the fiscal year ended November 30, 1996.

     Baird, Kurtz & Dobson, City Center Square, Suite 2700, 1100 Main Street, Kansas City, Missouri 64105, served as independent accountants for the funds and examined the financial statements of the funds for all fiscal years ending prior to December 1, 1995.

CAPITAL STOCK

     The funds' capital stock is described in the Prospectus under the heading, "Further Information About American Century."

     The corporation currently has three series of shares outstanding. Each series of shares is further divided into four classes. The funds may in the future issue additional series or classes of shares without a vote of the shareholders. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profits (or losses) of investment and other assets held for that series or class. Your rights as a shareholder are the same for all series or classes of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

     In the event of complete liquidation or dissolution of the funds, shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

     As of February 28, 1997, 10% of the outstanding shares of Twentieth Century International Growth were owned of record by Charles Schwab & Co. Special Custody Account For Exclusive Benefit of Customers-Reinvest.

MULTIPLE CLASS STRUCTURE

     The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of shares: an Investor Class, an Institutional Class, a Service Class and an Advisor Class.

     The Investor Class is made available to investors directly by the investment manager through its affiliated broker-dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described below), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (also described below). Both plans have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

     Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described below.


10                                                  American Century Investments





     In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds [as defined in the Investment Company Act], hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

     All fees paid under the Plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

SHAREHOLDER SERVICES PLAN

     As described in the Prospectus, the funds' Service Class of shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily net assets of the funds' Service Class shares.

     American Century Investment Services, Inc. (the "Distributor") enters into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees received under the Shareholder Services Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (1) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the Distributor; (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (4) providing and maintaining elective services such as wire transfer services; (5) acting as shareholder of record and nominee for beneficial owners; (6) maintaining account records for shareholders and/or other beneficial owners; (7) issuing confirmations of transactions; (8) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (9) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(10) providing other similar administrative and sub-transfer agency services; and (11) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

     As described in the Prospectus, the funds' Advisor Class of shares is also made available to participants


Statement of Additional Information                                           11




in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

     As with the Service Class, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

     To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay the Distributor a fee of 0.50% annually of the aggregate average daily net assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

     Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (1) the payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (2) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (3) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (4) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (5) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (6) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information and shareholder reports; (7) the providing of facilities to answer questions from prospective investors about fund shares; (8) complying with federal and state securities laws pertaining to the sale of fund shares; (9) assisting investors in completing application forms and selecting dividend and other account options; (10) the providing of other reasonable assistance in connection with the distribution of fund shares; (11) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (12) profit on the foregoing; (13) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD; and (14) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.

TAXES

     Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. If it qualifies, it will not be subject to U.S. federal income tax (other than any tax resulting from investing in passive foreign investment companies, as discussed below) on net ordinary income and net capital gains, which are distributed to its shareholders within certain time periods specified in the Code. Amounts not distributed on a timely basis would be subject to federal corporate income tax and possibly to a nondeductible 4% excise tax.

     Distributions by the funds from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividend-received deduction available to corporate shareholders for dividends received from a fund will apply to ordinary income distributions only to the extent that they are attributable to the fund's dividend income from U.S. corporations. In addition, the dividends-received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days by a fund.


12                                                  American Century Investments





     Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

     Income from foreign securities purchased by a fund may be reduced by a withholding tax at the source. If, as of the end of any fiscal year, more than 50% of the assets of a fund are invested in securities of foreign corporations, the fund may make an election that will result in the shareholder having the option to elect either to deduct their pro rata share of the foreign taxes paid by the fund or to use their pro rata share of the foreign taxes paid by the fund in calculating the foreign tax credit to which they are entitled. Distributions by a fund will be treated as U.S. source income for purposes other than computing the foreign tax credit limitation.

     If a fund invests in the securities of certain foreign investment funds or trusts called passive foreign investment companies, the fund may be subject to federal corporate income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such securities. The tax would be determined by allocating such distribution or gain ratability to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution for disposition, would be taxed to the fund at the highest marginal rate in effect for such year, and the tax would be further increased by an interest charge. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's taxable income. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute to shareholders.

     Redemption of shares of a fund will be a taxable transaction for federal income tax purposes, and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

     In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

BROKERAGE

     Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed under this caption when selecting brokers.

     The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services provided to the manager will be in addition to and not in lieu of services required to be performed for the funds by the manager. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.


Statement of Additional Information                                           13




     In the fiscal years ended November 30, 1996, 1995 and 1994, International Growth paid brokerage commissions in the amount of $9,717,846, $12,351,904 and $18,168,517. In the fiscal years ended November 30, 1996 and 1995, and the period from April 1, 1994 (inception) through November 30, 1994, International Discovery paid brokerage commissions in the amount of $2,886,323, $1,434,299 and $901,470.

     The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effects securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

     The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds normally place their over-the-counter transactions with principal market makers, but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

PERFORMANCE ADVERTISING

FUND PERFORMANCE

     Individual fund performance may be compared to various indices including the Standard & Poor's 500 Index, the Dow Jones World Index, the IFC Global Composite Index and the Morgan Stanley Capital International Europe, Australia, Far East EAFE(R) Index (EAFE Index).

     The following tables set forth the average annual total return of the Investor Class of the funds for the periods indicated. Average annual total return is calculated by determining cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the funds' performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions. Annualization of the funds' return assumes that the partial year performance will be constant throughout the period. Actual returns through the period may be greater or less than the annualized data.

International Growth
--------------------
Year ended
November 30, 1996                                16.35%

May 9, 1991, (Inception)
through November 30, 1996                        12.97%


International Discovery
-----------------------
Year ended
November 30, 1996                                34.06%
April 1, 1994, (Inception)
through November 30, 1996                        17.32%

     The funds also may elect to advertise cumulative total return over various time periods. International Growth's cumulative total return for the period from its inception through November 30, 1996, was 96.97%. International Discovery's cumulative total return for the period from its inception through November 30, 1996, was 52.83%.

ADDITIONAL PERFORMANCE COMPARISONS

     Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(R) Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons also may be made to indices or data published in Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, USA Today and other similar publications or services. In addition to performance information, general information about the


14                                                  American Century Investments





funds that appears in a publication such as those mentioned above or in the Prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

     From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons who have invested in one or more of the funds. The funds also may include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

REDEMPTIONS IN KIND

     The funds' policy with regard to large redemptions is described in the Prospectus under the heading "Special Requirements for Large Redemptions."

     The corporation has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The securities delivered will be selected at the sole discretion of the manager. Such securities will not necessarily be representative of the entire portfolio and may be securities that the manager regards as least desirable. The method of valuing portfolio securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the prospectus under the caption "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS

     The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays, and on holidays, namely New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

     The financial statements of the funds for the fiscal year ended November 30, 1996, are included in the annual report to shareholders for that period which is incorporated herein by reference. You may receive copies of the annual report without charge upon request to the funds at the address and phone number shown on page 1 of this Statement of Additional Information.



Statement of Additional Information                                          15



P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

www.americancentury.com

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